UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23157

BROOKFIELD REAL ASSETS INCOME FUND INC.

(Exact name of registrant as specified in charter)

BROOKFIELD PLACE

250 VESEY STREET, 15th Floor

NEW YORK, NEW YORK 10281-1023

(Address of principal executive offices) (Zip code)

BRIAN F. HURLEY, PRESIDENT

BROOKFIELD REAL ASSETS INCOME FUND INC.

BROOKFIELD PLACE

250 VESEY STREET 15th Floor

NEW YORK, NEW YORK 10281-1023

(Name and address of agent for service)

Registrant’s telephone number, including area code: (855) 777-8001

Date of fiscal year end: December 31

Date of reporting period: June 30, 2020

Item 1. Reports to Shareholders.

Brookfield
20 20
SEMI-ANNUAL REPORT
JUNE 30, 2020

Brookfield Real Assets
Income Fund Inc.
* Please see inside front cover of the report for important information regarding future delivery of shareholder reports.

IN PROFILE
Brookfield Public Securities Group LLC (the “Firm”) is an SEC-registered investment adviser and represents the Public Securities platform of Brookfield Asset Management. The Firm provides global listed real assets strategies including real estate equities, infrastructure and energy infrastructure equities, multi-real-asset-class strategies and real asset debt. With over $15 billion of assets under management as of June 30, 2020, the Firm manages separate accounts, registered funds and opportunistic strategies for institutional and individual clients, including financial institutions, public and private pension plans, insurance companies, endowments and foundations, sovereign wealth funds and high net worth investors. The Firm is a wholly owned subsidiary of Brookfield Asset Management, a leading global alternative asset manager with approximately $550 billion of assets under management as of June 30, 2020. For more information, go to https://publicsecurities.brookfield.com/en.
Brookfield Real Assets Income Fund Inc. (the “Fund”) is managed by Brookfield Public Securities Group LLC. The Fund uses its website as a channel of distribution of material company information. Financial and other material information regarding the Fund is routinely posted on and accessible at https://publicsecurities.brookfield.com/en.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (https://publicsecurities.brookfield.com/en), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker, investment adviser, bank or trust company) or, if you are a direct investor, by calling the Fund (toll-free) at 1-855-777-8001 or by sending an e-mail request to the Fund at publicsecurities.enquiries@brookfield.com.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may call 1-855-777-8001 or send an email request to publicsecurities.enquiries@brookfield.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the fund complex if you invest directly with a Fund.

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

Letter to Shareholders

Dear Shareholders,
We hope this letter finds you and your loved ones healthy and safe during these challenging times. Attached please find the Semi-Annual Report for Brookfield Real Assets Income Fund Inc. (the “Fund”) for the six-month period ended June 30, 2020.
The first quarter of 2020 started strong, but conditions quickly reversed as the COVID-19 pandemic spread worldwide. Markets unanimously declined as an unprecedented demand shock loomed over the global economy. The sell-off was unique for a few reasons. First, volatility and correlations across asset classes hit historical highs. But more importantly, extraordinary fact patterns (social distancing, shelter-in-place, etc.) changed the way people lived their lives, which affected real assets markets in unusual ways.
The second-quarter rally was a sharp reversal from the pain of the first quarter. How quickly markets turned and advanced was surprising, especially given the bleak economic announcements and increasing economic uncertainty. The second-quarter reversal came as central banks around the globe flooded the global financial system with liquidity to support credit markets. Toward the end of the first half of the year, economies began to reopen, further spurring the risk-on trade across markets, despite an uptick in COVID-19 cases around the world (most notably the U.S.).
Several real asset sectors found themselves in the bull's-eye of COVID-19, significantly disrupting normal operations. Hotels and airports suffered from travel restrictions; and retail and entertainment real estate were impacted by similar stay-in-place measures. Healthcare real estate was disproportionately impacted by the nature of the crisis, as the virus impacted senior housing and skilled nursing facilities. Energy infrastructure, meanwhile, was hit by dual supply and demand shocks. The virus decimated global energy demand and the situation was further exacerbated by the fallout from Organization of the Petroleum Exporting Countries/Russia negotiations on production.
At the same time, there were a number of beneficiaries across the real asset universe, where near- and medium-term fundamental tailwinds emerged as a result of social distancing, work from home, etc. Communications infrastructure was a standout performer from increased data needs as activities like work and school shifted to the home. Similarly, data center stocks outperformed on increasing demand for cloud computing. Industrial real estate also benefitted as the shift from in-store buying to e-commerce accelerated during lockdowns.
As a result of the wide dispersion of returns across our subsectors, we believe tremendous opportunities have been created for an active and flexible approach to listed real assets. Today we think some of the best long-term investment opportunities are in deep-value sectors and securities that are facing near-term operational challenges. We are managing our risk accordingly, however, as we are cognizant that the difficult backdrop could continue for some time.
We typically manage our portfolios with a value bias, but are currently balancing this exposure with a heightened focus on quality, favoring companies that have more visibility into near-term cash flows. As we gain more clarity around the pandemic, we foresee beaten-down and unloved corners of our universe presenting a more attractive risk-reward proposition. And despite the challenging operating environment, we maintain our view that a strategic allocation to real assets provides investors with access to long-term, attractive income profiles, capital appreciation driven by global growth and diversification benefits.
In addition to performance information, this report provides the Fund’s unaudited financial statements as of June 30, 2020.
2020 Semi-Annual Report1

Letter to Shareholders (continued)

We welcome your questions and comments, and encourage you to contact our Investor Relations team at 1-855-777-8001 or visit us at https://publicsecurities.brookfield.com/en for more information on this report or our recent webinar. Thank you for your support.
Sincerely,
Brian F. Hurley
President
Brookfield Real Assets Income Fund Inc.
David W. Levi, CFA
Chief Executive Officer
Brookfield Public Securities Group LLC

Past performance is no guarantee of future results.
These views represent the opinions of Brookfield Public Securities Group LLC and are not intended to predict or depict the performance of any investment. These views are primarily as of the close of business on June 30, 2020 and subject to change based on subsequent developments.
Investing involves risk; Principal loss is possible.
2Brookfield Public Securities Group LLC

Brookfield Real Assets Income Fund Inc.
Portfolio Characteristics (Unaudited)
June 30, 2020

PORTFOLIO STATISTICS
Annualized distribution rate[1]	14.33%
Weighted average coupon	4.11%
Weighted average life	5.51 years
Percentage of leveraged assets	25.63%
Total number of holdings	329

ASSET ALLOCATION[2]
Corporate Credit
— Real Estate	13.1%
— Infrastructure	20.9%
— Natural Resources	5.8%
Total Corporate Credit	39.8%
Securitized Credit
— Residential Mortgage-Backed Securities	21.4%
— Commercial Mortgage-Backed Securities	3.7%
— Other	3.5%
Total Securitized Credit	28.6%
Real Asset Equities
— Real Estate	9.1%
— Infrastructure	19.3%
Total Real Asset Equities	28.4%
Term Loans	1.2%
Money Market Fund	2.0%
Total	100.0%

FIXED INCOME ASSETS BY CREDIT RATING[3]
BBB and Above	23.3%
BB	34.6%
B	8.1%
CCC and Below	15.1%
Unrated	18.9%
Total	100.0%

1 The distribution rate referenced above is calculated as the annualized amount of the most recent monthly distribution declared divided by the June 30, 2020 stock price. This calculation does not include any non-income items such as loan proceeds or borrowings. The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. Year-to-date through June 30, 2020, the Fund estimates that approximately 61.42% of its distributions are a return of capital.
2 Percentages are based on total market value of investments.
3 Percentages are based on total market value of fixed income securities
2020 Semi-Annual Report3

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (Unaudited)
June 30, 2020

	Principal Amount (000s)	Value
U.S. GOVERNMENT & AGENCY OBLIGATIONS – 0.3%
U.S. Government Agency Collateralized Mortgage Obligations – 0.0%
Federal National Mortgage Association
Series 1997-79, Class PL, 6.85%, 12/18/27	$ 71	$ 81,050
Total U.S. Government Agency Collateralized Mortgage Obligations		81,050
U.S. Government Agency Pass-Through Certificates – 0.3%
Federal Home Loan Mortgage Corporation
Pool C69047, 7.00%, 06/01/32	155	180,204
Pool C56878, 8.00%, 08/01/31	40	40,554
Pool C58516, 8.00%, 09/01/31	32	32,605
Pool C59641, 8.00%, 10/01/31	60	63,273
Pool C55166, 8.50%, 07/01/31	82	86,700
Pool C55167, 8.50%, 07/01/31	49	50,014
Pool C55169, 8.50%, 07/01/31	50	51,138
Pool G01466, 9.50%, 12/01/22	1	1,210
Federal National Mortgage Association
Pool 761836, 6.00%, 06/01/33	183	203,169
Pool 948362, 6.50%, 08/01/37	20	22,762
Pool 645912, 7.00%, 06/01/32	167	192,317
Pool 645913, 7.00%, 06/01/32	230	267,489
Pool 650131, 7.00%, 07/01/32	221	257,095
Pool 827853, 7.50%, 10/01/29	19	19,029
Pool 545990, 7.50%, 04/01/31	221	251,914
Pool 255053, 7.50%, 12/01/33	48	55,327
Pool 735576, 7.50%, 11/01/34	215	253,727
Pool 896391, 7.50%, 06/01/36	80	84,057
Pool 735800, 8.00%, 01/01/35	189	228,758
Pool 636449, 8.50%, 04/01/32	201	232,425
Pool 458132, 8.78%, 03/15/31	47	49,625
Pool 545436, 9.00%, 10/01/31	149	180,525
Total U.S. Government Agency Pass-Through Certificates		2,803,917
Total U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $2,585,672)		2,884,967
SECURITIZED CREDIT – 38.1%
Commercial Mortgage-Backed Securities – 5.0%
Class B Notes
Moreland Avenue, 9.23%, 11/01/20 (Acquired 11/16/15, Cost $218,049) (f),(l),(p)	218	217,115
Browns Bridge, 9.50%, 11/01/20 (Acquired 10/28/15, Cost $118,000) (f),(l),(p)	118	117,677
Fayetteville, 9.50%, 11/01/20 (Acquired 10/28/15, Cost $28,444) (f),(l),(p)	28	28,505
Marshalls, 9.50%, 11/01/20 (Acquired 10/28/15, Cost $364,298) (f),(l),(p)	364	365,022
North River, 9.50%, 11/01/20 (Acquired 10/28/15, Cost $186,154) (f),(l),(p)	186	186,871
Town and Country, 9.50%, 11/01/20 (Acquired 10/28/15, Cost $483,175) (f),(l),(p)	483	482,457
St. Louis Holiday Inn, 10.08%, 12/31/21 (Acquired 06/25/15, Cost $1,940,398) (f),(l),(p)	1,940	1,770,900
Hilton USA Trust
Series 2016-HHV, Class E, 4.33%, 11/05/38 (e),(v)	20,000	17,401,440
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2008-C2, Class AM, 7.02%, 02/12/51 (v)	6,503	4,220,967

See Notes to Financial Statements.
4Brookfield Public Securities Group LLC

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (Unaudited) (continued)
June 30, 2020

	Principal Amount (000s)	Value
SECURITIZED CREDIT (continued)
Morgan Stanley Capital I Trust
Series 2007-T25, Class AJ, 5.57%, 11/12/49 (v)	$ 5,820	$ 5,874,984
Series 2007-T27, Class AJ, 6.21%, 06/11/42 (v)	2,189	2,193,230
Soundview Home Equity Loan Trust
Series 2006-EQ1, Class A3, 0.34% (1 Month LIBOR USD + 0.16%), 10/25/36 (r),(s),(v)	8,414	8,330,733
Total Commercial Mortgage-Backed Securities		41,189,901
Interest-Only Securities – 0.5%
Government National Mortgage Association
Series 2010-132, Class IO, 0.41%, 11/16/52 (v)	989	43,480
JP Morgan Mortgage Trust
Series 2015-4, Class 2X1, 0.28%, 06/25/45 (e),(v)	74,800	723,543
Series 2014-5, Class AX4, 0.46%, 10/25/29 (e),(v)	7,144	51,232
Vendee Mortgage Trust
Series 1997-2, Class IO, 0.00%, 06/15/27 (v)	4,290	4
Voyager CNTYW Delaware Trust
Series 2009-1, Class 3QB1, 16.43%, 03/16/30 (e),(v)	3,143	2,875,209
Total Interest-Only Securities		3,693,468
Other – 3.9%
GMACM Home Equity Loan Trust
Series 2005-HE3, Class A2, 0.68% (1 Month LIBOR USD + 0.50%), 02/25/36 (s),(v)	1,300	1,243,103
Series 2005-HE3, Class A1VN, 0.68% (1 Month LIBOR USD + 0.50%), 02/25/36 (s),(v)	1,165	1,092,760
Series 2007-HE2, Class A2, 6.05%, 12/25/37 (v)	939	951,478
Series 2007-HE2, Class A3, 6.19%, 12/25/37 (v)	1,809	1,838,847
GMACM Home Loan Trust
Series 2006-HLTV, Class A5, 6.51%, 10/25/29 (s)	305	305,807
Irwin Home Equity Loan Trust
Series 2006-1, Class 2A3, 6.27%, 09/25/35 (e),(s)	1,336	1,383,063
Lehman ABS Manufactured Housing Contract Trust
Series 2001-B, Class M1, 6.63%, 04/15/40 (v)	7,979	8,428,972
Mid-State Capital Corporation Trust
Series 2004-1, Class M1, 6.50%, 08/15/37	1,924	2,004,696
Series 2004-1, Class M2, 8.11%, 08/15/37	1,586	1,749,597
Series 2004-1, Class B, 8.90%, 08/15/37	481	533,023
Mid-State Trust X
Series 10, Class B, 7.54%, 02/15/36	2,956	3,207,711
Oakwood Mortgage Investors, Inc.
Series 2001-E, Class A4, 6.81%, 12/15/31	4,536	4,655,648
Series 2001-D, Class A4, 6.93%, 09/15/31 (v)	675	531,457
SFAVE Commercial Mortgage Securities Trust
Series 2015-5AVE, Class D, 4.53%, 01/05/43 (e),(v)	4,750	3,456,863
VOLT LXIV LLC
Series 2017-NP11, Class A1, 3.38%, 10/25/47 (e),(s)	1,322	1,321,344
Total Other		32,704,369
Residential Mortgage-Backed Securities – 28.7%
Alternative Loan Trust
Series 2007-OA3, Class 1A1, 0.32% (1 Month LIBOR USD + 0.14%), 04/25/47 (s),(v)	10,251	9,016,083
Series 2007-HY6, Class A1, 0.39% (1 Month LIBOR USD + 0.21%), 08/25/47 (s),(v)	3,247	2,831,250

See Notes to Financial Statements.
2020 Semi-Annual Report5

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (Unaudited) (continued)
June 30, 2020

	Principal Amount (000s)	Value
SECURITIZED CREDIT (continued)
Series 2007-2CB, Class 2A11, 0.58% (1 Month LIBOR USD + 0.40%), 03/25/37 (v)	$ 3,470	$ 1,642,780
Series 2005-10CB, Class 1A1, 0.68% (1 Month LIBOR USD + 0.50%), 05/25/35 (v)	2,143	1,685,290
Series 2007-16CB, Class 4A5, 0.68% (1 Month LIBOR USD + 0.50%), 08/25/37 (v)	6,179	4,498,772
Series 2005-51, Class 4A1, 0.83% (1 Month LIBOR USD + 0.64%), 11/20/35 (s),(v)	2,167	1,896,001
Series 2006-19CB, Class A9, 0.88% (1 Month LIBOR USD + 0.70%), 08/25/36 (v)	2,705	1,508,659
Series 2005-84, Class 2A1, 3.68%, 02/25/36 (v)	18,723	16,918,167
Series 2007-12T1, Class A22, 5.75%, 06/25/37	2,223	1,563,635
Series 2007-15CB, Class A5, 5.75%, 07/25/37	1,157	959,456
Series 2007-15CB, Class A2, 5.75%, 07/25/37	1,257	1,042,342
Series 2006-29T1, Class 2A5, 6.00%, 10/25/36	1,618	1,307,262
Series 2006-41CB, Class 1A7, 6.00%, 01/25/37	1,417	1,133,078
Series 2006-45T1, Class 2A5, 6.00%, 02/25/37	2,691	2,040,872
Series 2006-29T1, Class 2A6, 6.50%, 10/25/36	2,539	2,140,548
Series 2006-23CB, Class 2A7, 27.66% (1 Month LIBOR USD + 28.40%), 08/25/36 (i),(v)	1,390	2,210,806
Series 2006-29T1, Class 3A3, 76.53% (1 Month LIBOR USD + 78.40%), 10/25/36 (i),(v)	671	2,512,932
BCAP LLC Trust
Series 2010-RR5, Class 5A10, 0.83% (1 Month LIBOR USD + 0.33%), 11/26/35 (e),(v)	4,374	3,895,272
Series 2010-RR6, Class 1910, 0.88% (1 Month LIBOR USD + 0.33%), 11/26/35 (e),(s),(v)	5,516	4,889,234
Series 2012-RR4, Class 5A6, 3.59%, 05/26/36 (e),(v)	7,799	6,726,718
Series 2013-RR2, Class 3A2, 4.07%, 03/26/36 (e),(v)	2,811	2,551,121
Chase Mortgage Finance Trust
Series 2005-A2, Class 3A2, 3.60%, 01/25/36 (v)	1,487	1,290,772
Series 2007-A1, Class 11M1, 3.65%, 03/25/37 (v)	3,444	3,249,995
CHL Mortgage Pass-Through Trust
Series 2006-20, Class 1A18, 0.83% (1 Month LIBOR USD + 0.65%), 02/25/37 (v)	5,352	2,457,823
Series 2007-5, Class A29, 5.50%, 05/25/37	255	187,303
Series 2004-21, Class A10, 6.00%, 11/25/34	84	88,167
Series 2007-18, Class 1A1, 6.00%, 11/25/37	352	280,528
Citicorp Mortgage Securities Trust
Series 2006-5, Class IA11, 1.08% (1 Month LIBOR USD + 0.90%), 10/25/36 (v)	645	530,759
Citigroup Mortgage Loan Trust
Series 2009-11, Class 8A2, 3.52%, 04/25/45 (e),(v)	3,244	3,009,520
Series 2012-6, Class 2A2, 3.60%, 08/25/36 (e),(v)	10,268	9,722,966
Series 2007-AR5, Class 1A2A, 4.00%, 04/25/37 (v)	1,053	964,168
Series 2009-6, Class 19A2, 6.00%, 03/25/36 (e),(v)	2,936	2,741,625
Series 2009-8, Class 2A2, 6.10%, 04/25/37 (e),(v)	5,921	4,470,369
Countrywide Asset-Backed Certificates
Series 2006-13, Class 1AF4, 4.24%, 01/25/37 (v)	3,555	3,562,041
Credit Suisse Mortgage Trust
Series 2011-10R, Class 3A2, 4.77%, 09/27/36 (e),(v)	2,521	2,276,051
First Horizon Alternative Mortgage Securities Trust
Series 2005-FA8, Class 1A6, 0.83% (1 Month LIBOR USD + 0.65%), 11/25/35 (v)	1,834	875,324
GSAMP Trust
Series 2006-NC2, Class A2C, 0.33% (1 Month LIBOR USD + 0.15%), 06/25/36 (s),(v)	617	395,093
GSR Mortgage Loan Trust
Series 2007-1F, Class 4A1, 0.48% (1 Month LIBOR USD + 0.30%), 01/25/37 (v)	7,696	2,131,252
Home Equity Asset Trust
Series 2006-7, Class 2A3, 0.33% (1 Month LIBOR USD + 0.15%), 01/25/37 (s),(v)	6,838	5,933,644

See Notes to Financial Statements.
6Brookfield Public Securities Group LLC

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (Unaudited) (continued)
June 30, 2020

	Principal Amount (000s)	Value
SECURITIZED CREDIT (continued)
IndyMac INDA Mortgage Loan Trust
Series 2007-AR1, Class 1A1, 3.68%, 03/25/37 (v)	$ 1,217	$ 1,098,227
Series 2007-AR3, Class 1A1, 3.74%, 07/25/37 (v)	2,438	2,162,629
IXIS Real Estate Capital Trust
Series 2007-HE1, Class A1, 0.24% (1 Month LIBOR USD + 0.06%), 05/25/37 (s),(v)	2,785	835,641
Series 2006-HE3, Class A2, 0.28% (1 Month LIBOR USD + 0.10%), 01/25/37 (s),(v)	767	342,740
Series 2007-HE1, Class A2, 0.29% (1 Month LIBOR USD + 0.11%), 05/25/37 (s),(v)	4,433	1,350,337
Series 2006-HE2, Class A3, 0.34% (1 Month LIBOR USD + 0.16%), 08/25/36 (s),(v)	14,520	5,052,826
Series 2007-HE1, Class A3, 0.34% (1 Month LIBOR USD + 0.16%), 05/25/37 (s),(v)	1,367	422,451
Series 2007-HE1, Class A4, 0.41% (1 Month LIBOR USD + 0.23%), 05/25/37 (s),(v)	2,592	817,283
Series 2006-HE1, Class A4, 0.78% (1 Month LIBOR USD + 0.60%), 03/25/36 (s),(v)	505	281,575
JP Morgan Mortgage Trust
Series 2007-A2, Class 3A2, 3.53%, 04/25/37 (v)	7,912	6,550,267
Series 2003-A2, Class B4, 3.54%, 11/25/33 (v)	73	1
Series 2003-A1, Class B4, 3.60%, 10/25/33 (v)	104	92,329
MASTR Asset Backed Securities Trust
Series 2006-NC3, Class A3, 0.28% (1 Month LIBOR USD + 0.10%), 10/25/36 (s),(v)	3,399	1,876,136
Series 2006-NC2, Class A4, 0.33% (1 Month LIBOR USD + 0.15%), 08/25/36 (s),(v)	9,277	4,681,785
Series 2006-NC3, Class A4, 0.34% (1 Month LIBOR USD + 0.16%), 10/25/36 (s),(v)	5,734	3,211,898
Series 2006-HE5, Class A3, 0.34% (1 Month LIBOR USD + 0.16%), 11/25/36 (s),(v)	13,567	9,503,416
Series 2006-NC2, Class A5, 0.42% (1 Month LIBOR USD + 0.24%), 08/25/36 (s),(v)	458	237,307
Series 2005-NC2, Class A4, 0.88% (1 Month LIBOR USD + 0.70%), 11/25/35 (s),(v)	9,152	6,525,235
Nomura Resecuritization Trust
Series 2014-1R, Class 2A11, 0.43% (1 Month LIBOR USD + 0.13%), 02/26/37 (e),(v)	31,682	23,572,362
Series 2015-11R, Class 4A5, 3.15%, 06/26/37 (e),(v)	2,938	2,053,242
Series 2015-1R, Class 3A7, 3.75%, 03/26/37 (e),(v)	5,627	4,256,365
Series 2014-2R, Class 1A7, 3.87%, 01/26/36 (e),(v)	3,069	2,967,364
Series 2015-1R, Class 4A7, 4.39%, 12/26/37 (e),(v)	2,334	2,085,830
Series 2015-6R, Class 2A4, 6.00%, 01/26/37 (e),(v)	14,642	11,566,221
Option One Mortgage Loan Trust
Series 2007-FXD1, Class 3A6, 5.66%, 01/25/37 (s)	432	427,817
RALI Trust
Series 2007-QO3, Class A1, 0.34% (1 Month LIBOR USD + 0.16%), 03/25/47 (s),(v)	2,073	1,853,252
Series 2006-QO7, Class 2A1, 2.35% (12 Month U.S. Treasury Average + 0.85%), 09/25/46 (v)	8,665	7,577,293
Series 2006-QS14, Class A30, 78.85% (1 Month LIBOR USD + 81.25%), 11/25/36 (i),(v)	84	289,125
Residential Asset Securitization Trust
Series 2005-A13, Class 1A1, 0.88% (1 Month LIBOR USD + 0.70%), 10/25/35 (v)	4,231	3,144,459
RFMSI Trust
Series 2007-S3, Class 1A5, 5.50%, 03/25/37	1,922	1,660,533
Securitized Asset Backed Receivables LLC Trust
Series 2006-NC3, Class A2B, 0.33% (1 Month LIBOR USD + 0.15%), 09/25/36 (s),(v)	6,392	2,785,156
Series 2007-NC1, Class A2B, 0.33% (1 Month LIBOR USD + 0.15%), 12/25/36 (s),(v)	4,294	2,702,208
Washington Mutual Mortgage Pass-Through Certificates Trust
Series 2007-OA1, Class A1A, 2.20% (12 Month U.S. Treasury Average + 0.70%), 02/25/47 (v)	2,645	2,346,357
Series 2007-HY5, Class 1A1, 3.21%, 05/25/37 (v)	2,778	2,544,985
Series 2007-HY5, Class 3A1, 3.57%, 05/25/37 (v)	1,475	1,368,331

See Notes to Financial Statements.
2020 Semi-Annual Report7

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (Unaudited) (continued)
June 30, 2020

	Principal Amount (000s)	Value
SECURITIZED CREDIT (continued)
Wells Fargo Mortgage Backed Securities Trust
Series 2006-AR5, Class 1A1, 4.03%, 04/25/36 (v)	$ 3,206	$ 3,037,831
Total Residential Mortgage-Backed Securities		238,418,492
Total SECURITIZED CREDIT (Cost $358,715,087)		316,006,230
CORPORATE CREDIT – 53.3%
Automotive – 0.0%
Motors Liquidation Co., 0.00%, 07/15/33 (f),(l),(n)	8,250	825
Basic Industrial – 1.3%
Cascades, Inc., 5.38%, 01/15/28 (e),(c),(u)	4,400	4,466,000
INEOS Group Holdings SA, 5.63%, 08/01/24 (e),(r),(u)	6,450	6,238,569
Total Basic Industrial		10,704,569
Construction & Building Materials – 5.8%
Boise Cascade Co., 5.63%, 09/01/24 (e),(c)	4,350	4,382,625
Lennar Corp., 4.75%, 11/29/27 (c)	6,675	7,242,375
M/I Homes, Inc., 4.95%, 02/01/28 (c)	7,025	6,981,094
Meritage Homes Corp., 5.13%, 06/06/27 (c)	6,500	6,695,000
PulteGroup, Inc., 5.00%, 01/15/27 (c)	7,100	7,597,000
Taylor Morrison Communities, Inc., 5.63%, 03/01/24 (e)	2,832	2,902,800
Taylor Morrison Communities, Inc., 5.88%, 06/15/27 (e),(c),(r)	4,625	4,790,298
Toll Brothers Finance Corp., 4.35%, 02/15/28 (c)	7,375	7,651,562
Total Construction & Building Materials		48,242,754
Diversified – 0.5%
Five Point Operating Company LP, 7.88%, 11/15/25 (e),(c)	4,750	4,488,750
Energy – 2.9%
Cenovus Energy, Inc., 4.25%, 04/15/27 (u)	750	679,267
EP Energy LLC, 6.38%, 06/15/23 (d)	2,385	239
EQT Corp., 7.00%, 02/01/30 (r)	3,357	3,457,516
Indigo Natural Resources LLC, 6.88%, 02/15/26 (e)	677	629,810
MEG Energy Corp., 6.50%, 01/15/25 (e),(u)	1,450	1,353,024
Occidental Petroleum Corp., 3.50%, 08/15/29 (r)	11,300	8,267,080
Occidental Petroleum Corp., 8.88%, 07/15/30	2,052	2,049,435
Parsley Energy LLC, 4.13%, 02/15/28 (e)	1,475	1,334,875
Parsley Energy LLC, 5.63%, 10/15/27 (e),(c)	4,975	4,900,375
WPX Energy, Inc., 4.50%, 01/15/30	1,500	1,320,000
Total Energy		23,991,621
Financial Services – 0.9%
Ambac LSNI LLC, 6.00%, 02/12/23 (3 Month LIBOR USD + 5.00%) (e),(u),(v)	7,465	7,371,634
Health Facilities – 2.4%
HCA, Inc., 5.25%, 06/15/26 (c)	11,000	12,708,549
Tenet Healthcare Corp., 4.88%, 01/01/26 (e),(c)	6,975	6,791,906
Total Health Facilities		19,500,455
Infrastructure Services – 2.1%
Ashtead Capital, Inc., 4.25%, 11/01/29 (e),(c),(u)	4,600	4,600,000

See Notes to Financial Statements.
8Brookfield Public Securities Group LLC

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (Unaudited) (continued)
June 30, 2020

	Principal Amount (000s)	Value
CORPORATE CREDIT (continued)
Terex Corp., 5.63%, 02/01/25 (e),(c),(r)	$ 5,125	$ 4,663,750
United Rentals North America, Inc., 5.50%, 05/15/27 (r)	7,950	8,188,500
Total Infrastructure Services		17,452,250
Leisure – 3.9%
Boyd Gaming Corp., 6.38%, 04/01/26 (c)	4,600	4,370,000
Cedar Fair LP, 5.25%, 07/15/29 (e),(r)	4,415	3,995,575
GLP Capital LP, 5.38%, 04/15/26 (c)	7,400	8,085,166
GLP Capital LP, 5.75%, 06/01/28	475	523,307
MGM Growth Properties Operating Partnership LP, 4.50%, 01/15/28 (c)	9,000	8,550,000
VICI Properties LP, 4.63%, 12/01/29 (e),(c)	6,950	6,776,250
Total Leisure		32,300,298
Media – 3.6%
CCO Holdings LLC, 4.75%, 03/01/30 (e),(c)	14,100	14,426,979
CSC Holdings LLC, 5.50%, 04/15/27 (e),(c)	9,800	10,196,900
CSC Holdings LLC, 10.88%, 10/15/25 (e),(c)	5,128	5,512,600
Total Media		30,136,479
Metals & Mining – 3.5%
Alcoa Nederland Holding BV, 7.00%, 09/30/26 (e),(c),(r)	8,625	8,840,625
ArcelorMittal SA, 6.13%, 06/01/25 (u)	6,075	6,592,814
ArcelorMittal SA, 7.00%, 03/01/41 (c),(u)	3,475	4,064,186
Kinross Gold Corp., 4.50%, 07/15/27 (u)	9,000	9,816,671
Total Metals & Mining		29,314,296
Oil Gas Transportation & Distribution – 10.8%
Antero Midstream Partners LP, 5.38%, 09/15/24 (c)	5,825	4,962,842
Buckeye Partners LP, 4.13%, 12/01/27 (c)	2,750	2,619,375
Crestwood Midstream Partners LP, 6.25%, 04/01/23 (c)	5,000	4,450,000
Enable Midstream Partners LP, 4.15%, 09/15/29	14,508	12,723,764
Energy Transfer Operating LP, 3.75%, 05/15/30	875	869,097
Energy Transfer Operating LP, 4.75%, 01/15/26	4,762	5,169,905
EnLink Midstream LLC, 5.38%, 06/01/29 (c)	8,245	6,183,750
Genesis Energy LP, 6.50%, 10/01/25 (c)	8,825	7,545,375
Global Partners LP, 7.00%, 08/01/27 (c)	2,750	2,543,750
Holly Energy Partners LP, 5.00%, 02/01/28 (e),(c)	5,327	5,073,967
ONEOK, Inc., 3.10%, 03/15/30	5,006	4,789,522
Parkland Corp., 6.00%, 04/01/26 (e),(c),(u)	3,842	3,938,050
Phillips 66 Partners LP, 3.15%, 12/15/29 (r)	2,193	2,245,230
Phillips 66 Partners LP, 3.75%, 03/01/28 (c)	648	691,670
Plains All American Pipeline LP, 3.55%, 12/15/29	5,500	5,358,403
Targa Pipeline Partners LP, 5.88%, 08/01/23 (c)	5,725	5,309,937
Targa Resources Partners LP, 5.25%, 05/01/23 (r)	5,000	4,875,000
Targa Resources Partners LP, 5.38%, 02/01/27 (c)	2,300	2,219,500
The Williams Companies, Inc., 3.75%, 06/15/27	648	693,758
Western Midstream Operating LP, 3.10%, 02/01/25	4,900	4,642,750
Western Midstream Operating LP, 4.05%, 02/01/30	2,850	2,743,381
Total Oil Gas Transportation & Distribution		89,649,026

See Notes to Financial Statements.
2020 Semi-Annual Report9

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (Unaudited) (continued)
June 30, 2020

	Principal Amount (000s)	Value
CORPORATE CREDIT (continued)
Real Estate – 4.1%
American Homes 4 Rent LP, 4.25%, 02/15/28	$ 7,375	$ 7,887,190
iStar, Inc., 4.25%, 08/01/25 (c)	2,981	2,697,839
iStar, Inc., 4.75%, 10/01/24 (c)	1,000	933,750
iStar, Inc., 5.25%, 09/15/22 (c)	3,601	3,493,273
Lamar Media Corp., 5.75%, 02/01/26 (c)	6,375	6,576,577
Service Properties Trust, 4.95%, 02/15/27 (c)	4,927	4,323,999
Starwood Property Trust, Inc., 4.75%, 03/15/25 (c)	8,700	7,917,000
Total Real Estate		33,829,628
Telecommunication Services – 7.3%
American Tower Corp., 3.60%, 01/15/28 (c)	7,529	8,400,009
Crown Castle International Corp., 3.80%, 02/15/28 (c)	8,975	10,087,869
Digital Realty Trust LP, 3.60%, 07/01/29 (c)	1,125	1,291,605
Digital Realty Trust LP, 3.70%, 08/15/27 (r)	6,809	7,767,765
Equinix, Inc., 5.38%, 05/15/27 (c)	8,900	9,709,900
Level 3 Financing, Inc., 4.63%, 09/15/27 (e),(c)	9,000	9,067,500
SBA Communications Corp., 4.88%, 09/01/24 (c)	7,025	7,191,844
T-Mobile USA, Inc., 4.75%, 02/01/28 (c)	4,575	4,833,030
Zayo Group Holdings, Inc., 4.00%, 03/01/27 (e)	2,300	2,188,588
Total Telecommunication Services		60,538,110
Transportation – 0.3%
Watco Companies LLC, 6.50%, 06/15/27 (e)	2,464	2,524,565
Utility – 3.9%
AES Corp., 6.00%, 05/15/26 (r)	2,275	2,363,156
Calpine Corp., 5.75%, 01/15/25 (c)	2,119	2,139,745
Emera, Inc., 6.75%, 06/15/76 (c),(u),(v)	9,600	10,382,496
NRG Energy, Inc., 6.63%, 01/15/27 (c)	6,875	7,175,781
Pattern Energy Group, Inc., 5.88%, 02/01/24 (e),(c)	7,550	7,587,750
Southwestern Energy Co., 6.20%, 01/23/25	1,525	1,305,781
Talen Energy Supply LLC, 6.63%, 01/15/28 (e),(r)	1,325	1,296,844
Total Utility		32,251,553
Total CORPORATE CREDIT (Cost $439,265,934)		442,296,813
TERM LOANS – 1.7%
Buckeye Partners LP, 3.05% (1 Month LIBOR USD + 0.55%), 11/01/26 (Acquired 10/16/19, Cost $1,990,000) (p),(v)	2,000	1,913,000
Crestwood Holdings LLC, 7.81% (3 Month LIBOR USD + 0.75%), 03/05/23 (Acquired 02/20/18-03/20/18, Cost $3,568,161) (p),(v)	3,616	2,365,012
Level 3 Financing, Inc. 1.93% (1 Month LIBOR USD + 0.55%), 03/01/27 (Acquired 02/05/20, Cost $4,993,750) (p),(v)	5,000	4,719,650
Vistra Energy Corp., 0.00%, 10/31/25 (Acquired 10/17/16, Cost $0) (p),(v)	26	213
Zayo Group Holdings, Inc. 3.18% (1 Month LIBOR USD + 0.55%), 03/09/27 (Acquired 02/21/20-02/24/20, Cost $4,983,750) (p),(v)	4,988	4,722,764
Total TERM LOANS (Cost $15,535,661)		13,720,639

See Notes to Financial Statements.
10Brookfield Public Securities Group LLC

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (Unaudited) (continued)
June 30, 2020

	Shares	Value
COMMON STOCKS – 38.1%
Airports – 2.3%
Aena SME SA (e),(u),(n)	44,190	$ 5,910,015
Auckland International Airport Ltd. (u)	1,074,900	4,571,286
Grupo Aeroportuario del Pacifico SAB de CV (u)	475,426	3,431,995
Japan Airport Terminal Company Ltd. (u)	24,549	1,047,555
Sydney Airport (u)	935,100	3,690,444
Total Airports		18,651,295
Communications – 3.2%
American Tower Corp. (c)	58,739	15,186,381
China Tower Corporation Ltd. (e),(u)	15,957,784	2,835,794
Infrastrutture Wireless Italiane SpA (e),(u)	229,300	2,301,767
SBA Communications Corp. (c)	21,600	6,435,072
Total Communications		26,759,014
Datacenters – 0.6%
CyrusOne, Inc. (c)	19,580	1,424,445
Digital Realty Trust, Inc. (c)	15,800	2,245,338
Equinix, Inc. (c)	1,417	995,159
Keppel DC REIT (u)	327,960	600,602
Total Datacenters		5,265,544
Diversified – 1.4%
City Developments Ltd. (u)	257,181	1,571,652
CK Asset Holdings Ltd. (u)	154,093	924,064
Dexus (u)	393,650	2,526,565
Hufvudstaden AB (u)	92,678	1,155,350
Merlin Properties Socimi SA (u)	88,800	739,990
Mirvac Group (u)	498,049	752,352
Sun Hung Kai Properties Ltd. (u)	156,112	1,994,368
Swire Properties Ltd. (u)	440,202	1,123,910
Wharf Real Estate Investment Company Ltd. (u)	212,881	1,021,958
Total Diversified		11,810,209
Electricity Transmission & Distribution – 2.4%
National Grid PLC (c),(u)	604,985	7,381,032
PG&E Corp. (n)	664,924	5,897,876
Sempra Energy (c)	59,083	6,926,300
Total Electricity Transmission & Distribution		20,205,208
Gas Utilities – 1.0%
China Gas Holdings Ltd. (u)	629,112	1,948,906
NiSource, Inc. (c)	260,000	5,912,400
Total Gas Utilities		7,861,306
Healthcare – 0.8%
Healthpeak Properties, Inc. (c)	38,938	1,073,131
Physicians Realty Trust (c)	101,315	1,775,039
Ventas, Inc.	40,800	1,494,096
Welltower, Inc. (c)	42,307	2,189,387
Total Healthcare		6,531,653

See Notes to Financial Statements.
2020 Semi-Annual Report11

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (Unaudited) (continued)
June 30, 2020

	Shares	Value
COMMON STOCKS (continued)
Hotel – 0.5%
Apple Hospitality REIT, Inc.	72,553	$ 700,862
Host Hotels & Resorts, Inc.	152,006	1,640,145
Japan Hotel REIT Investment Corp. (u)	1,899	787,733
Pebblebrook Hotel Trust (c)	54,447	743,746
Total Hotel		3,872,486
Industrial – 1.6%
Duke Realty Corp.	46,620	1,649,882
GLP J-REIT (u)	934	1,349,677
Granite Real Estate Investment Trust (u)	12,943	667,933
LaSalle Logiport REIT (u)	570	877,912
Prologis, Inc. (c)	60,982	5,691,450
Rexford Industrial Realty, Inc.	23,962	992,746
Tritax Big Box REIT PLC (c),(u)	924,922	1,661,656
Total Industrial		12,891,256
Manufactured Homes – 0.1%
Sun Communities, Inc.	7,098	963,057
Midstream – 1.0%
Cheniere Energy, Inc. (c),(n)	78,100	3,773,792
The Williams Companies, Inc. (c)	231,553	4,404,138
Total Midstream		8,177,930
Net Lease – 0.6%
Four Corners Property Trust, Inc. (c)	35,670	870,348
MGM Growth Properties LLC (c)	57,102	1,553,745
National Retail Properties, Inc. (c)	36,102	1,280,899
VICI Properties, Inc. (c)	78,710	1,589,155
Total Net Lease		5,294,147
Office – 1.9%
Allied Properties Real Estate Investment Trust (u)	42,941	1,295,568
alstria office REIT-AG (u),(n)	41,490	617,501
Boston Properties, Inc. (c)	18,300	1,653,954
Cousins Properties, Inc. (c)	50,263	1,499,345
Daiwa Office Investment Corp. (u)	109	602,007
Derwent London PLC (u)	44,590	1,533,838
Douglas Emmett, Inc. (c)	26,227	804,120
Gecina SA (u)	6,361	785,625
Hudson Pacific Properties, Inc.	33,100	832,796
Invesco Office J-Reit, Inc. (u)	6,237	810,843
Keppel REIT (u)	951,690	756,576
Kilroy Realty Corp. (c)	13,507	792,861
MCUBS MidCity Investment Corp. (u)	1,853	1,350,089
Mitsui Fudosan Company Ltd. (u)	126,913	2,254,575
Total Office		15,589,698
Pipeline (MLP) – 0.0%
Thunderbird Resources Equity, Inc. (f),(l),(n)	11	11
Pipelines – 1.8%
Enbridge, Inc. (u)	306,300	9,313,541

See Notes to Financial Statements.
12Brookfield Public Securities Group LLC

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (Unaudited) (continued)
June 30, 2020

	Shares	Value
COMMON STOCKS (continued)
Infraestructura Energetica Nova SAB de CV (u)	748,706	$ 2,153,493
Pembina Pipeline Corp. (u)	135,400	3,385,000
Total Pipelines		14,852,034
Rail – 2.6%
Canadian Pacific Railway Ltd. (c),(u)	21,500	5,468,754
CSX Corp. (c)	86,600	6,039,484
East Japan Railway Co. (u)	47,800	3,312,314
MTR Corporation Ltd. (u)	494,554	2,572,051
Rumo SA (u),(n)	1,020,638	4,230,371
Total Rail		21,622,974
Renewables/Electric Generation – 9.7%
Ameren Corp. (c)	104,000	7,317,440
American Electric Power Company, Inc. (c)	77,000	6,132,280
Chubu Electric Power Company. Inc. (u)	289,900	3,635,909
CLP Holdings Ltd. (u)	365,191	3,586,629
CMS Energy Corp. (c)	65,473	3,824,933
Enel SpA (u)	665,900	5,758,973
Engie SA (u),(n)	305,900	3,793,734
Entergy Corp. (c)	54,155	5,080,280
FirstEnergy Corp. (c)	166,400	6,452,992
NextEra Energy, Inc. (c)	78,900	18,949,413
Orsted A/S (e),(u)	16,000	1,846,423
RWE AG (u)	90,800	3,178,627
Vistra Energy Corp.	25,848	481,290
Xcel Energy, Inc. (c)	171,700	10,731,250
Total Renewables/Electric Generation		80,770,173
Residential – 1.5%
AvalonBay Communities, Inc. (c)	14,842	2,295,167
Boardwalk Real Estate Investment Trust (u)	28,369	620,833
Camden Property Trust (c)	19,400	1,769,668
Deutsche Wohnen AG (u)	36,609	1,645,040
Essex Property Trust, Inc. (c)	6,458	1,479,980
Mid-America Apartment Communities, Inc. (c)	16,031	1,838,275
Vonovia SE (c),(u)	43,342	2,649,183
Total Residential		12,298,146
Retail – 0.6%
Capital & Counties Properties PLC (u)	560,621	1,016,654
Hang Lung Properties Ltd. (u)	373,481	887,868
Regency Centers Corp.	21,900	1,004,991
Simon Property Group, Inc.	17,037	1,164,990
Unibail-Rodamco-Westfield (u)	19,838	1,118,200
Total Retail		5,192,703
Toll Roads – 2.8%
Atlantia SpA (c),(u),(n)	224,028	3,623,709
Ferrovial SA (c),(u)	97,757	2,613,031
Getlink SE (u),(n)	197,200	2,851,642
Promotora y Operadora de Infraestructura SAB de CV (u),(n)	449,685	3,247,546

See Notes to Financial Statements.
2020 Semi-Annual Report13

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (Unaudited) (continued)
June 30, 2020

	Shares	Value
COMMON STOCKS (continued)
Transurban Group (u)	832,095	$ 8,160,099
Vinci SA (c),(u)	28,200	2,614,784
Total Toll Roads		23,110,811
Water – 1.7%
American Water Works Company, Inc. (c)	65,800	8,465,828
China Water Affairs Group Ltd. (u)	3,071,926	2,222,142
Pennon Group PLC (c),(u)	256,000	3,545,000
Total Water		14,232,970
Total COMMON STOCKS (Cost $303,227,706)		315,952,625

SHORT-TERM INVESTMENT – 2.6%
First American Treasury Obligations Fund, Class X, 0.08% (y)	22,010,837	22,010,837
Total SHORT-TERM INVESTMENT (Cost $22,010,837)		22,010,837
Total Investments – 134.1% (Cost $1,141,340,897)		1,112,872,111
Liabilities in Excess of Other Assets – (34.1)%		(282,975,736)
TOTAL NET ASSETS – 100.0%		$ 829,896,375

The following notes should be read in conjunction with the accompanying Schedule of Investments.
LIBOR — London Interbank Offered Rate
USD — United States Dollar
LLC — Limited Liability Company
LP — Limited Partnership
MLP — Master Limited Partnership

(c)	— All or a portion of this security is pledged as collateral for credit facility. As of June 30, 2020, the total value of the collateral was $419,936,383.
(d)	— Issuer is currently in default on its regularly scheduled interest payment.
(e)	— Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2020, the total value of all such securities was $267,231,562 or 32.2% of net assets.
(f)	— Security fair valued in good faith pursuant to the fair value procedures adopted by the Board of Directors. As of June 30, 2020, the total value of all such securities was $3,169,383 or 0.4% of net assets.
(i)	— Security is an inverse floating rate bond. Reference interest rates are typically based on a negative multiplier or slope.
(l)	— Level 3 security - Value determined using significant unobservable inputs.
(n)	— Non-income producing security.
(p)	— Restricted security. Purchased in a private placement transaction; resale to the public may require registration. As of June 30, 2020, the total value of all such securities was $16,889,186 or 2.0% of net assets.
(r)	— Portion or entire principal amount delivered as collateral for reverse repurchase agreements. As of June 30, 2020, the total value of the collateral was $52,602,654.
(s)	— Security is a “step up” bond where the coupon increases or steps up at a predetermined date. Interest rate shown is the rate in effect as of June 30, 2020.
(v)	— Variable rate security –Interest rate is based on reference rate and spread or based on the underlying assets. Interest rate may also be subject to a cap or floor.
(u)	— Foreign security or a U.S. security of a foreign company.
(y)	— The rate quoted is the annualized seven-day yield as of June 30, 2020.

See Notes to Financial Statements.
14Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.
Statement of Assets and Liabilities (Unaudited)
June 30, 2020

Assets:
Investments in securities, at value (cost $1,141,340,897)	$1,112,872,111
Cash	441,185
Cash on deposit with brokers for reverse repurchase agreements	3,843,295
Interest and dividends receivable	8,858,813
Receivable for investments sold	3,818,014
Prepaid expenses	37,975
Total assets	1,129,871,393
Liabilities:
Payable for credit facility (Note 7)	251,000,000
Reverse repurchase agreements (Note 7)	38,611,557
Interest payable for credit facility and reverse repurchase agreements (Note 7)	245,140
Payable for investments purchased	8,368,778
Payable for shares repurchased (Note 8)	224,084
Investment advisory fee payable (Note 5)	931,747
Administration fee payable (Note 5)	139,762
Directors' fee payable	18,439
Accrued expenses	435,511
Total liabilities	299,975,018
Commitments and contingencies (Note 11)
Net Assets	$ 829,896,375
Composition of Net Assets:
Paid-in capital	1,068,813,613
Accumulated losses	(238,917,238)
Net Assets	$ 829,896,375
Shares Outstanding and Net Asset Value Per Share:
Common shares outstanding	44,070,942
Net asset value per share	$ 18.83

See Notes to Financial Statements.
2020 Semi-Annual Report15

BROOKFIELD REAL ASSETS INCOME FUND INC.
Statement of Operations (Unaudited)
For the Six Months Ended June 30, 2020

Investment Income (Note 2):
Interest	$ 23,417,574
Dividends and distributions (net of foreign withholding tax of $312,647)	4,987,089
Less return of capital distributions	(981,000)
Total investment income	27,423,663
Expenses:
Investment advisory fees (Note 5)	5,487,525
Administration fees (Note 5)	823,129
Reports to shareholders	252,454
Legal fees	191,792
Custodian fees	109,520
Directors' fees	104,281
Fund accounting fees	77,479
Audit and tax services	70,140
Registration fees	41,543
Transfer agent fees	35,486
Miscellaneous	31,465
Insurance	26,041
Total operating expenses	7,250,855
Interest expense on credit facility and reverse repurchase agreements (Note 7)	2,529,397
Total expenses	9,780,252
Net investment income	17,643,411
Net realized loss on:
Investment transactions	(77,401,935)
Foreign currency and foreign currency transactions	(232,061)
Net realized loss	(77,633,996)
Net change in unrealized depreciation on:
Investments	(81,293,784)
Foreign currency translations	4,603
Net change in unrealized depreciation	(81,289,181)
Net realized and unrealized loss	(158,923,177)
Net decrease in net assets resulting from operations	$(141,279,766)

See Notes to Financial Statements.
16Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.
Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2020 (Unaudited)	For the Year Ended December 31, 2019
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$ 17,643,411	$ 39,973,597
Net realized gain (loss)	(77,633,996)	7,551,807
Net change in unrealized appreciation (depreciation)	(81,289,181)	81,163,815
Net increase (decrease) in net assets resulting from operations	(141,279,766)	128,689,219
Distributions to Shareholders:
Distributable earnings	(50,101,392) [1]	(47,352,126)
Return of capital	—	(39,751,489)
Total distributions paid	(50,101,392)	(87,103,615)
Capital Share Transactions:
Shares issued in the Reorganization (Note 9)	188,069,932	—
Shares repurchased (Note 8)	(13,221,777)	(450,390)
Net increase (decrease) in net assets from capital share transactions	174,848,155	(450,390)
Total increase (decrease) in net assets	(16,533,003)	41,135,214
Net Assets:
Beginning of period	846,429,378	805,294,164
End of period	$ 829,896,375	$846,429,378
Share Transactions:
Shares issued in the Reorganization (Note 9)	8,425,476	—
Shares repurchased (Note 8)	(821,591)	(20,880)
Net increase in shares outstanding	7,603,885	(20,880)

[1]	The tax character of the distributions paid will be determined during the Fund’s fiscal year end.

See Notes to Financial Statements.
2020 Semi-Annual Report17

BROOKFIELD REAL ASSETS INCOME FUND INC.
Statement of Cash Flows (Unaudited)
For the Six Months Ended June 30, 2020

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$(141,279,766)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments and principal payups	(504,021,275)
Proceeds from disposition of long-term portfolio investments and principal paydowns	533,075,306
Net purchases and sales of short-term portfolio investments	45,047,329
Return of capital distributions from portfolio investments	981,000
Acquired from Reorganization(1)	533,761
Increase in interest and dividends receivable	(773,155)
Increase in prepaid expenses	(28,499)
Decrease in interest payable for credit facility and reverse repurchase agreements	(317,475)
Increase in payable for shares repurchased	224,084
Increase in investment advisory fee payable, net	15,301
Increase in administration fee payable, net	2,295
Increase in directors' fee payable	4,235
Increase in accrued expenses	322,514
Net amortization on investments and paydown gains or losses on investments	(8,199,198)
Unrealized depreciation on investments	81,293,784
Net realized loss on investment transactions	77,401,935
Net cash provided by operating activities	84,282,176
Cash flows used for financing activities:
Net cash provided by credit facility	71,000,000
Net cash provided by reverse repurchase agreements	(23,580,443)
Distributions paid to stockholders	(50,101,392)
Net cash used for shares repurchased	(13,221,777)
Cash acquired from the Reorganization	719,038
Cash paid for fractional shares during the Reorganization	(41)
Acquired from Reorganization(1)	(71,000,000)
Net cash provided by financing activities	(86,184,615)
Net decrease in cash	(1,902,439)
Cash at beginning of period(2)	6,186,919
Cash at end of period(2)	$ 4,284,480
Supplemental Disclosure of Cash Flow Information:
Interest payments on the credit facility and reverse repurchase agreements for the six months ended June 30, 2020, totaled $2,846,872.
(1) Capital received due to the Reorganization was $188,069,932. The Acquired from Reorganization amount included in the operating activities is the other assets and liabilities from the Brookfield Global Listed Infrastructure Income Fund Inc. The Acquired from Reorganization amount included in the financing activities is the credit facility from the Brookfield Global Listed Infrastructure Income Fund Inc.
(2) Includes cash on deposit with brokers for reverse repurchase agreements.

See Notes to Financial Statements.
18Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.
Financial Highlights

	For the Six Months Ended June 30, 2020	For the Year Ended December 31,			For the Period from December 5, 2016[1] to December 31,
	(Unaudited)	2019	2018	2017	2016
Per Share Operating Performance:
Net asset value, beginning of period	$ 23.21	$ 22.07	$ 25.15	$ 25.14	$ 25.00
Net investment income[2]	0.42	1.10	1.52	1.74	0.15
Net realized and change in unrealized gain (loss) on investment transactions	(3.61)	2.43	(2.21)	0.66	0.19
Net increase (decrease) in net asset value resulting from operations	(3.19)	3.53	(0.69)	2.40	0.34
Distributions from net investment income	(1.19)	(1.30)	(1.53)	(1.84)	(0.15)
Return of capital distributions	—	(1.09)	(0.86)	(0.55)	(0.05)
Total distributions paid*	(1.19)	(2.39)	(2.39)	(2.39)	(0.20)
Net asset value, end of period	$ 18.83	$ 23.21	$ 22.07	$ 25.15	$ 25.14
Market price, end of period	$ 16.66	$ 21.35	$ 19.07	$ 23.37	$ 22.31
Total Investment Return based on Net Asset Value#	-13.75% [5]	16.42%	-3.08%	9.88%	1.36% [5]
Total Investment Return based on Market Price†	-16.46%% [5]	24.79%	-9.12%	15.94%	0.50% [3,5]
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$829,896	$846,429	$805,294	$917,653	$917,593
Operating expenses excluding interest expense	1.76% [6]	1.61%	1.63%	1.60%	1.70% [6]
Interest expense	0.61% [6]	0.93%	0.93%	0.58%	0.60% [6]
Total expenses[8]	2.37% [6]	2.54%	2.56%	2.18%	2.30% [6]
Net expenses, including fee waivers and reimbursement and excluding interest expense[8]	1.76% [6]	1.61%	1.08%	1.03%	1.03% [6]
Net expenses including waivers and reimbursement[8]	1.76% [6]	2.54%	2.00%	1.61%	1.63% [6]
Net investment income	4.29% [6]	4.69%	6.31%	6.84%	8.13% [6]
Net investment income, excluding the effect of fee waivers and reimbursement	4.29% [6]	4.69%	5.76%	6.27%	7.46% [6]
Portfolio turnover rate	49% [5]	46%	35%	43%	15% [4,5]
Credit facility and reverse repurchase agreements, end of period (000s)	$289,612	$242,192	$280,800	$259,395	$302,682
Asset coverage per $1,000 unit of senior indebtedness[7]	$ 3,866	$ 4,495	$ 3,868	$ 4,538	$ 4,032

*	Distributions for annual periods determined in accordance with federal income tax regulations.
#	Total investment return based on net asset value (“NAV”) is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The actual reinvestment price for dividends declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total investment return excludes the effects of sales charges or contingent deferred sales charges, if applicable.
†	Total investment return based on market price is the combination of changes in the New York Stock Exchange ("NYSE") market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The actual reinvestment for dividends declared in the period may take place over several days as described in the Fund’s dividend reinvestment plan, and in some instances may not be based on the market price. Total investment return excludes the effect of broker commissions.
[1]	Commencement of operations.
[2]	Per share amounts presented are based on average shares outstanding throughout the period indicated.
[3]	Total investment return based on market price is calculated based on first trade price of $22.40 on December 5, 2016.
[4]	For the portfolio turnover calculation, portfolio purchases and sales of the Brookfield Mortgage Opportunity Income Fund Inc., Brookfield High Income Fund Inc. and Brookfield Total Return Fund Inc. made prior to the Reorganizations into the Brookfield Real Assets Income Fund Inc. have been excluded from the numerator and the monthly average value of securities used in the denominator reflects the combined market value after the Reorganizations.
[5]	Not annualized.
[6]	Annualized.
[7]	Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.
[8]	The operating expenses limitation agreement expired pursuant to its terms on December 4, 2018.

See Notes to Financial Statements.
2020 Semi-Annual Report19

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (Unaudited)
June 30, 2020

1.Organization
Brookfield Real Assets Income Fund Inc. (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund's shares are listed on the New York Stock Exchange ("NYSE") and trade under the ticker symbol “RA." The Fund was incorporated under the laws of the State of Maryland on October 6, 2015.
Brookfield Public Securities Group LLC (“PSG” or “Adviser”), a wholly-owned subsidiary of Brookfield Asset Management Inc., is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Fund.
On October 28, 2019, the Board of Directors of each of Brookfield Global Listed Infrastructure Income Fund Inc. (NYSE: INF) (the “Target Fund”) and Brookfield Real Assets Income Fund Inc. (NYSE: RA) (the “Acquiring Fund”) approved the proposed reorganization (the “Reorganization”) of INF into RA. At a joint special meeting of stockholders (the “Special Meeting”) held on January 24, 2020, the stockholders of RA approved the issuance of additional shares of common stock to effect the proposed Reorganization. The Special Meeting was adjourned with respect to the proposal to reorganize INF into RA until February 7, 2020. At the Special Meeting that reconvened on February 7, 2020, the stockholders of INF approved the Reorganization. As a result of the Reorganization, common stockholders of INF received the number of RA common shares corresponding to his or her proportionate interest in the common shares of INF, less the costs of the Reorganization, as of the close of trading of the New York Stock Exchange on March 6, 2020. Details of the Reorganization are further described in Note 9 – Fund Reorganization.
The investment objective of the Fund is to seek high total return, primarily through high current income and secondarily, through growth of capital. The investment objective is not fundamental and may be changed by the Fund’s Board of Directors (the “Board”) without shareholder approval, upon not less than 60 days prior written notice to shareholders. No assurances can be given that the Fund’s investment objective will be achieved.
The Fund seeks to achieve its investment objective by investing primarily in the real asset class, which includes the following: Real Estate Securities; Infrastructure Securities; and Natural Resources Securities (collectively, “Real Asset Companies and Issuers”).
Under normal market conditions, the Fund will invest at least 80% of its Managed Assets (average daily net assets plus the amount of any borrowings for investment purposes) in the securities and other instruments of Real Asset Companies and Issuers (the “80% Policy”). The Fund may change the 80% Policy without shareholder approval, upon at least 60 days’ prior written notice to shareholders. The Fund normally expects to invest at least 65% of its Managed Assets in fixed income securities of Real Asset Companies and Issuers and in derivatives and other instruments that have economic characteristics similar to such securities.
2.Significant Accounting Policies
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2013-08 and follows accounting and reporting guidance under FASB Accounting Standards Codification (“ASC”) Topic 946 Financial Services-Investment Companies.
Valuation of Investments: The Board has adopted procedures for the valuation of the Fund’s securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board
20Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
June 30, 2020

regularly reviews the application of these procedures to the securities in the Fund’s portfolio. The Adviser’s Valuation Committee is comprised of senior members of the Adviser’s management team.
Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. If the NYSE closes early, then the equity security will be valued at the last traded price before the NYSE close. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE close. When fair value pricing is employed, the value of the portfolio securities used to calculate the Fund’s NAV may differ from quoted or official closing prices. Investments in open-end registered investment companies, if any, are valued at the NAV as reported by those investment companies.
Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. Valuations from broker-dealers or pricing services consider appropriate factors such as market activity, market activity of comparable securities, yield, estimated default rates, timing of payments, underlying collateral, coupon rate, maturity date, and other factors. Short-term debt securities with remaining maturities of sixty days or less are valued at amortized cost of discount or premium to maturity, unless such valuation, in the judgment of the Adviser’s Valuation Committee, does not represent fair value.
Securities for which market prices are not readily available cannot be determined using the sources described above, or the Adviser’s Valuation Committee determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate will be valued at a fair value determined by the Adviser’s Valuation Committee following the procedures adopted by the Adviser under the supervision of the Board. The Adviser’s valuation policy establishes parameters for the sources, methodologies, and inputs the Adviser's Valuation Committee uses in determining fair value.
The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality. The fair value may be difficult to determine and thus judgment plays a greater role in the valuation process. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material. For those securities valued by fair valuations, the Adviser’s Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.
A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:
Level 1 -	quoted prices in active markets for identical assets or liabilities
2020 Semi-Annual Report21

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
June 30, 2020

Level 2 -	quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)

Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets or liabilities)
The following table summarizes the Fund’s investments valuation inputs categorized in the disclosure hierarchy as of June 30, 2020:
Valuation Inputs	Level 1	Level 2	Level 3	Total
U.S. Government & Agency Obligations	$ —	$ 2,884,967	$ —	$ 2,884,967
Securitized Credit	—	312,837,683	3,168,547	316,006,230
Corporate Credit	—	442,295,988	825	442,296,813
Term Loans	—	13,720,639	—	13,720,639
Common Stocks	201,681,383	114,271,231	11	315,952,625
Money Market Fund	22,010,837	—	—	22,010,837
Total Investments	$ 223,692,220	$ 886,010,508	$ 3,169,383	$1,112,872,111
The fair value of the Fund’s credit facility and reverse repurchase agreements, which qualify as financial instruments under FASB ASC Topic 820, Disclosures about Fair Values of Financial Instruments, approximates the carrying amounts of $251,000,000 for the credit facility and $38,611,557 for the reverse repurchase agreements presented in the Statement of Assets and Liabilities. As of June 30, 2020, these financial instruments are categorized as Level 2 within the disclosure hierarchy.
The table below shows the significant unobservable valuation inputs that were used by the Adviser’s Valuation Committee to fair value the Level 3 investments as of June 30, 2020.
	Quantitative Information about Level 3 Fair Value Measurements
Assets	Value as of June 30, 2020	Valuation Approach	Valuation Methodology	Unobservable Input	Amount or Range/ (Weighted Average)	Impact to Valuation from an Increase in Input(1)
Securitized Credit
Class B Notes	$3,168,547	Income Approach	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	7.9%-10.4% (9.8%)	Decrease
Corporate Credit
Motors Liquidation Co.	825	Asset-Based Approach	Analysis of Residual Value	Anticipated Residual Value	$0.01	Increase
Common Stocks
Thunderbird Resources Equity, Inc.	11	Asset-Based Approach	Analysis of Enterprise Value	Enterprise Value	$1	Increase
Total	$3,169,383

(1) The impact represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.
22Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
June 30, 2020

The following is a reconciliation of the assets in which significant unobservable inputs (Level 3) were used in determining fair value:
Investments in Securities	Securitized Credit	Corporate Credit	Common Stocks	Total
Balance as of December 31, 2019	$3,353,491	$825	$11	$3,354,327
Change in unrealized appreciation (depreciation)	(160,445)	—	—	(160,445)
Sales proceeds	(24,499)	—	—	(24,499)
Balance as of June 30, 2020	$3,168,547	$825	$11	$3,169,383
Change in unrealized gains or losses relating to assets still held at the reporting date	$ (160,445)	$ —	$ —	$ (160,445)
Investment Transactions and Investment Income: Securities transactions are recorded on trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized on a daily basis using the effective yield to maturity and yield to next methods, respectively and might be adjusted based on management’s assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date. Net realized gain (loss) on the Statement of Operations may also include realized gain distributions received from real estate investment trusts (“REITs”). Distributions of net realized gains are recorded on the REIT’s ex-dividend date. Distributions from REITs are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions are disclosed by the REITs and actual amounts may differ from the estimated amounts. A distribution received from the Fund’s investments in master limited partnerships generally are comprised of return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each master limited partnership (“MLP”) and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.
Master Limited Partnerships: A MLP is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986 (the “Code”), the partnership interests or “units” of which are traded on securities exchanges like shares of corporate stock. Holders of MLP units generally have limited control and voting rights on matters affecting the partnership.
The Fund invests in MLPs, which generally are treated as partnerships for federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation or other form of taxable entity and there could be a material decrease in the value of its securities. Additionally, if tax law changes to eliminate or reduce tax deductions such as depletion, depreciation and amortization expense deductions that MLPs have been able to use to offset a significant portion of their taxable income, it could significantly reduce the value of the MLPs held by the Fund and could cause a greater portion of the income and gain allocated to the Fund to be subject to U.S. federal, state and local corporate income taxes, which would reduce the amount the Fund can distribute to shareholders and could increase the percentage of Fund distributions treated as dividends instead of tax-deferred return of capital.
Depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs in a given year will generally reduce the Fund’s taxable income (and earnings and profits), but those deductions may be recaptured in the Fund’s taxable income (and earnings and profits) in subsequent years when the MLPs dispose of their assets or when the Fund disposes of its interests in the MLPs. When deductions are recaptured, distributions to the Fund’s shareholders may be taxable.
2020 Semi-Annual Report23

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
June 30, 2020

Foreign Currency Transactions: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices.
Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.
Expenses: Expenses directly attributable to the Fund are charged directly to the Fund, while expenses that are attributable to the Fund and other investment companies advised by the Adviser are allocated among the respective investment companies, including the Fund, based either upon relative average net assets, evenly, or a combination of average net assets and evenly.
Distributions: The Fund declares and pays dividends monthly from net investment income. To the extent these distributions exceed net investment income, they may be classified as return of capital. The Fund also pays distributions at least annually from its net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution is provided after a payment is made from any source other than net investment income. This notice is available on the Adviser's website at https://publicsecurities.brookfield.com/en. Any such notice is provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.
Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.
When Issued, Delayed Delivery Securities and Forward Commitments: The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued security). When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable. Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.
New Accounting Pronouncements: In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts,
24Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
June 30, 2020

the Fund may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this provision.
Other Matters: The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. On March 11, 2020, the World Health Organization announced that it had made the assessment that COVID-19 can be characterized as a pandemic. COVID-19 and concern about its spread has resulted in severe disruptions to global financial markets, border closings, restrictions on travel and gatherings of any measurable amount of people, “shelter in place” orders (or the equivalent) for states, cities, metropolitan areas and countries, expedited and enhanced health screenings, quarantines, cancellations, business and school closings, disruptions to employment and supply chains, reduced productivity, severely impacted customer and client activity in virtually all markets and sectors, and a virtual cessation of normal economic activity. These events have contributed to severe market volatility, which may result in reduced liquidity, heightened volatility and negatively impact Fund performance and the value of your investment in the Fund.
3.Derivative Financial Instruments
The Fund may purchase and sell derivative instruments such as exchange-listed and over-the counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments. It may purchase and sell financial futures contracts and options thereon. Moreover, the Fund may enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as forward currency contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Fund may also purchase derivative instruments that combine features of several of these instruments. The Fund may invest in, or enter into, derivatives for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain.
Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.
The Fund invests in financial futures contracts to hedge against fluctuations in the value of portfolio securities caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, a Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Fund is at risk that it may not be able to close out a transaction because of an illiquid market.
The Fund has elected to not offset derivative assets and liabilities or financial assets, including cash, that may be received or paid as part of collateral arrangements, even when an enforceable master netting agreement is in place that provides the Fund, in the event of counterparty default, the right to liquidate collateral and the right to offset a counterparty’s rights and obligations.
As of June 30, 2020, the Fund did not have any derivative financial instruments outstanding.
2020 Semi-Annual Report25

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
June 30, 2020

4.Risks of Investing in Asset-Backed Securities and Below-Investment Grade Securities
The value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of the underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments or other credit enhancement.
The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. The Fund has investments in below-investment grade debt securities, including mortgage-backed and asset-backed securities. Below-investment grade securities involve a higher degree of credit risk than investment grade debt securities. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the NAV of its shares. During an economic downturn or period of rising interest rates, highly leveraged and other below-investment grade issuers frequently experience financial stress that could adversely affect its ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing.
The market prices of below-investment grade debt securities are generally less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic or political changes or individual developments specific to the issuer than higher-rated investments. Periods of economic or political uncertainty and change can be expected to result in significant volatility of prices for these securities. Rating services consider these securities to be speculative in nature.
Below-investment grade securities may be subject to market conditions, events of default or other circumstances which cause them to be considered “distressed securities.” Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to bear certain extraordinary expenses in order to protect and recover its investments in certain distressed securities. Therefore, to the extent the Fund seeks capital growth through investment in such securities, the Fund’s ability to achieve current income for its stockholders may be diminished. The Fund is also subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of such securities, the Fund may be restricted from disposing of distressed securities.
5.Investment Advisory Agreement and Transactions with Related Parties
The Fund has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser under which the Adviser is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Advisory Agreement provides that the Fund shall pay the Adviser a monthly fee for its services at an annual rate of 1.00% of the Fund’s average daily net assets plus the amount of borrowing for investment purposes (“Managed Assets”).
The Fund has entered into an Administration Agreement with the Adviser and the Adviser has entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Sub-Administrator”). The Adviser and Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with
26Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
June 30, 2020

administrative office facilities. For these services, the Fund pays to the Adviser a monthly fee at an annual rate of 0.15% of the Fund’s Managed Assets. The Adviser is responsible for any fees due to the Sub-Administrator.
The Adviser has entered into a Sub-Advisory Agreement with Schroder Investment Management North America Inc. (the “Sub-Adviser”). The Sub-Adviser is responsible for the management of the Securitized Credit investments. The Adviser is responsible for any fees due to the Sub-Adviser.
Certain officers and/or trustees of the Fund are officers and/or employees of the Adviser.
6.Purchases and Sales of Investments
For the six months ended June 30, 2020, purchases and sales of investments (including principal payups and paydowns), excluding short-term securities, reverse repurchase agreements and U.S. government securities were $509,936,330 and $534,999,678, respectively.
For the six months ended June 30, 2020, purchases and sales of long-term U.S. Government securities were $0 and $208,776 respectively.
The investments received by the Acquiring Fund were excluded from the portfolio turnover rate calculation.
7.Borrowings
Credit facility: The Fund has established a line of credit with BNP Paribas for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies. The Fund pays interest in the amount of 0.70% plus the 3-month London Interbank Offered Rate (“LIBOR”) on the amount of eligible equity securities outstanding, and 0.80% plus the 3-month LIBOR on the amount of other eligible securities outstanding. As of June 30, 2020, the Fund had outstanding borrowings of $251,000,000. For the six months ended June 30, 2020, the Fund borrowed an average daily balance of $224,472,527 at a weighted average borrowing cost of 1.81% and the interest expense amounted to $2,015,922. As of June 30, 2020, the total value of the collateral was $419,936,383.
Reverse Repurchase Agreements: The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.
Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreements.
2020 Semi-Annual Report27

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
June 30, 2020

At June 30, 2020, the Fund had the following reverse repurchase agreements outstanding:
Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable For Reverse Repurchase Agreements
JPMorgan Chase	0.25%	05/21/20	07/15/20	$ 1,396,500	$ 1,396,898
JPMorgan Chase	0.25	05/28/20	07/15/20	2,806,169	2,806,831
JPMorgan Chase	0.50	05/21/20	07/15/20	2,302,988	2,304,299
JPMorgan Chase	0.50	06/08/20	09/08/20	1,026,047	1,026,375
JPMorgan Chase	0.50	06/12/20	09/08/20	1,970,430	1,970,950
JPMorgan Chase	0.75	06/08/20	09/08/20	14,003,826	14,010,536
JPMorgan Chase	0.75	06/12/20	09/08/20	3,693,750	3,695,212
JPMorgan Chase	0.85	06/08/20	09/08/20	3,302,972	3,304,766
JPMorgan Chase	0.88	06/08/20	09/08/20	2,131,875	2,133,067
RBC Capital Markets	1.12	05/21/20	08/21/20	5,977,000	5,984,652
Total				$38,611,557	$38,633,586
(1) The average daily balance of reverse repurchase agreements outstanding for the Fund during the six months ended June 30, 2020 was $50,470,135 at a weighted average daily interest rate of 2.05% and the interest expense amounted to $513,475. As of June 30, 2020, the total value of the collateral was $52,602,654.
The following is a summary of the reverse repurchase agreements by the type of collateral and the remaining contractual maturity of the agreements:
	Overnight and Continuous	Up to 30 Days	30 to 90 Days	Greater Than 90 Days	Total
Corporate Credit	$—	$6,505,657	$32,105,900	$—	$38,611,557
Total	$—	$6,505,657	$32,105,900	$—	$38,611,557
Below is the gross and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement:
				Collateral
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Non-Cash Collateral (Pledged) Received	Collateral Pledged (Received)*	Net Amount
Description
Reverse Repurchase Agreements	$38,611,557	—	$38,611,557	$(38,611,557)	$—	$—

* Excess of collateral pledged to the individual counterparty is not shown for financial statement purposes.
Reverse repurchase transactions are entered into by the Fund under Master Repurchase Agreements (“MRA”) which permit the Fund, under certain circumstances, including an event of default of the Fund (such as bankruptcy or insolvency), to offset payables under the MRA with collateral held with the counterparty and create one single net payment from the Fund. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed. In the event the buyer of securities (i.e. the MRA counterparty) under a MRA files for bankruptcy
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BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
June 30, 2020

or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.
8.Capital Shares
The Fund has 1,000,000,000 shares of $0.001 par value common shares authorized. Of the 44,070,942 shares outstanding at June 30, 2020 for the Fund, the Adviser owns 107,965 shares. The Fund’s Board is authorized to classify and reclassify any unissued capital shares. The common shares have no preemptive, conversion, exchange or redemption rights. All common shares have equal voting, dividend, distribution and liquidation rights. The common shares are fully paid and non-assessable. Common shareholders are entitled to one vote per share and all voting rights for the election of directors are non-cumulative.
The Board has approved a share repurchase plan. Under the current share repurchase plan, as of December 31, 2019, the Fund may purchase in the open market up to 10% of its outstanding common shares. The current share repurchase plan will remain in effect until December 5, 2020. The amount and timing of the repurchases will be at the discretion of the Fund’s management, subject to market conditions and investment considerations. There is no assurance that the Fund will purchase shares at any particular discount level or in any particular amounts. The Board authorized the share repurchase program as a result of its review of the options available to enhance shareholder value and reduce any potential discount between the market price of the Fund's shares and the net asset value per share. During the six months ended June 30, 2020 and the year ended December 31, 2019, 821,591 and 20,880 shares were repurchased by the Fund at a weighted average price of $16.073 and $21.550, an aggregate cost of $13,221,771 and $450,390 and at a weighted average discount of 11.96% and 7.53% to net asset value, respectively. All shares repurchased have been reclassified as authorized but unissued.
9.Fund Reorganization
The Reorganization as described in “Note 1 — Organization” was structured to qualify as tax-free merger under the Internal Revenue Code for federal income tax purposes, and the Target Fund’s stockholders recognized no gain or loss for federal income tax purposes as a result. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at market value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund's realized and unrealized gains and losses with amounts distributable to stockholders for tax purposes.
Investments
The cost, fair value and net unrealized depreciation of the investments of the Target Fund as of the date of the Reorganization, was as follows:
INF
Cost of Investments	$233,782,953
Market value of investments	257,818,799
Net unrealized appreciation of investments	$ 24,035,846
2020 Semi-Annual Report29

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
June 30, 2020

Share Transactions
The shares outstanding, net assets and NAV per share outstanding immediately before and after the Reorganization was as follows:
Target Fund - Prior to Reorganization	INF
Shares outstanding	13,483,223
Net assets	188,069,973
NAV per shares	13.9484

Acquiring Fund - Prior to Reorganization	RA
Shares outstanding	36,467,057
Net assets	813,999,050
NAV per shares	22.3215

Acquiring Fund - Post Reorganization	RA
Shares outstanding(1)	44,892,533
Net assets(1)	1,002,068,982
NAV per shares	22.3215

(1) Fractional Fund shares were not issued in the Reorganizations and consequently cash was distributed for any such fractional amounts. $41 was distributed in cash for 2 shares.
Pro Forma Results of Operations
Assuming the acquisition of the Target Fund had been completed on January 1, 2020, the combined Fund’s pro forma results in the Statement of Operations during the six months ended June 30, 2020 would be as follows:
Acquiring Fund - Pro Forma Results from Operations	RA
Net investment income	$ 17,565,886
Net realized loss	(76,194,171)
Net change in unrealized depreciation	(101,985,544)
Change in net assets resulting from operations	$(160,613,829)
Because the combined Funds have been managed as a single integrated Fund since the Reorganization was completed, it is not practicable to separate the amounts of income and expenses of the Target Fund that have been included in the Statement of Operations for the Acquiring Fund since the Reorganization was consummated.
Cost and Expenses
The Acquiring Fund and the Target Fund assumed expenses incurred in connection with the Reorganization on a pro rata basis, including, but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board, expenses incurred in connection with the preparation of the Agreement and Plan of Reorganization and the registration statement on Form N-14, the printing and distribution of the Joint Proxy Statement/Prospectus and any other materials required to be distributed to stockholders, SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization, legal fees incurred preparing each Fund’s Board materials, attending each Fund’s Board meetings and preparing the minutes, auditing fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization. Such amounts were included as components of “Accrued expenses” on the Statement of Assets and Liabilities and the Fund's expenses were allocated to their respective expense types on the Statement of Operations.
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BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
June 30, 2020

10.Federal Income Tax Information
The Fund intends to continue to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required. The Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.
GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in a deferred tax liability; or a combination thereof. As of December 31, 2019, the Fund has determined that there are no uncertain tax positions or tax liabilities required to be accrued.
The Fund has reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of December 31, 2019, open taxable years consisted of the taxable period from December 5, 2016 (commencement of operations) to December 31, 2016 and the taxable years ended December 31, 2017 through and December 31, 2019. No examination of the Fund’s tax returns is currently in progress.
Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
The tax character of the distributions paid for the year ended December 31, 2019 were as follows:
Ordinary income	$47,352,126
Return of capital	39,751,489
Total	$87,103,615
At December 31, 2019, the Fund’s most recently completed tax year-end, the components of distributable earnings on a tax basis were as follows:
Post-October loss	$ (132,118)
Capital loss carryforwards(1)	(86,439,632)
Other accumulated losses	(14,380,749)
Tax basis unrealized appreciation on investments and foreign currency	29,392,023
Total tax basis net accumulated losses	$(71,560,476)

(1) To the extent that future capital gains are offset by capital loss carryforwards, such gains will not be distributed.
2020 Semi-Annual Report31

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
June 30, 2020

Federal Income Tax Basis: The federal income tax basis of the Fund's investments at December 31, 2019 was as follows:
Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$1,047,459,888	$71,161,337	$(41,769,314)	$29,392,023
As of December 31, 2019, the Fund's capital loss carryforwards were as follows:
Capital Loss Carryforwards:	Expires:	Limitation:
$43,606,776	N/A	N/A
$29,275,116	N/A	N/A
$7,560,898	N/A	12/31/2020
$3,443,546	N/A	12/31/2021
$3,443,546	N/A	12/31/2022
$3,443,546	N/A	12/31/2023
$3,443,546	N/A	12/31/2024
$1,915,047	N/A	12/31/2025
Capital Account Reclassifications: Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for forward currency contracts and partnership adjustments. Permanent book and tax differences, if any, will result in reclassifications to paid-in-capital or to undistributed capital gains. These reclassifications have no effect on net assets or NAV per share. Any undistributed net income and realized gain remaining at fiscal year end is distributed in the following year.
11.Indemnification
Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund’s maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be unlikely.
12.Subsequent Events
GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.
Distributions: The Fund’s Board declared the following monthly distributions:
Distribution Per Share	Record Date	Payable Date
$0.1990	July 15, 2020	July 23, 2020
$0.1990	August 12, 2020	August 20, 2020
Management has evaluated subsequent events in the preparation of the Fund’s financial statements and has determined that other than the items listed herein, there are no events that require recognition or disclosure in the financial statements.
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BROOKFIELD REAL ASSETS INCOME FUND INC.
Compliance Certification (Unaudited)
June 30, 2020

On July 8, 2020, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made semi-annual certifications, included in filings with the SEC on Forms N-CSR relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.
Other Compliance Matters
Dan C. Tutcher, is a Managing Director of the Adviser on the Energy Infrastructure Securities team. Mr. Tutcher also serves on the Board of Enbridge, Inc. The Adviser has adopted policies and procedures reasonably designed to address potential conflicts of interest while allowing the Adviser to continue to invest in Enbridge, Inc. However, from time to time, PSG may restrict any fund or account managed by the Adviser from acquiring or disposing of securities of Enbridge, Inc. at any time. As of June 30, 2020, the Fund's ownership of Enbridge, Inc. was $9,313,541 or 1.1% of net assets.
2020 Semi-Annual Report33

BROOKFIELD REAL ASSETS INCOME FUND INC.
Proxy Results (Unaudited)
June 30, 2020

The stockholders of the Brookfield Real Assets Income Fund Inc. voted on the following proposals at a stockholder meeting on June 18, 2020. The description of the proposal and number of shares voted are as follows:
		Shares Voted For	Shares Voted Against	Shares Voted Abstain
1.	To elect to the Fund's Board of Directors Louis P. Salvatore	32,592,730	4,060,744	856,440
2.	To elect to the Fund's Board of Directors David W. Levi	34,081,289	2,510,844	917,781
At a Special Meeting of Stockholders of the Brookfield Real Assets Income Fund Inc. (“RA”) held on January 24, 2020, stockholder of RA voted on the following proposals. A description of the proposal and the shares voted in favor, shares voted against and shares abstaining with respect to each proposal are as follows:
		Shares Voted For	Shares Voted Against	Shares Voted Abstain
1.	Issuance of Common Shares by RA	9,724,307	1,096,009	230,513
2.	Ratification of Selection of Independent Registered Public Accounting Firm	28,183,992	565,771	318,047
At a Special Meeting of Stockholders of the Brookfield Global Listed Infrastructure Income Fund Inc. (“INF”) held on February 7, 2020, stockholders of INF voted on the following proposals. A description of the proposal and the shares voted in favor, shares voted against and shares abstaining with respect to the proposal are as follows:
		Shares Voted For	Shares Voted Against	Shares Voted Abstain
1.	Reorganization of INF into RA	6,890,246	204,459	63,030
34Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.
Board Considerations Relating to the Investment Advisory and Sub-Advisory Agreements (Unaudited)

The Board of Directors (the “Board,” the members of which are referred to as “Directors”) of Brookfield Real Assets Income Fund Inc. (the “Fund”), including the Directors who are not “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”), of the Fund, considered and approved the continuation of the Investment Advisory Agreement (the “Advisory Agreement”) between the Fund and Brookfield Public Securities Group LLC (the “Adviser” or “Brookfield”), and the Sub-Advisory Agreement between Brookfield and Schroder Investment Management North America Inc. (the “Sub-Adviser” or “Schroders”) with respect to the Fund (the “Sub-Advisory Agreement,” and together with the Advisory Agreement, the “Agreements”), each for a successive one-year period at a telephonic1 meeting held on May 21, 2020 (the “Meeting”).
In accordance with Section 15(c) of the 1940 Act, the Board requested, and Brookfield and Schroders provided, materials relating to the Board’s consideration of whether to approve the continuation of the Agreements. These materials included, among other things: (a) a summary of the services provided to the Fund by Brookfield and Schroders; (b) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third-party provider of mutual fund data, on fees and expenses of the Fund, and the investment performance of the Fund as compared with a peer group and/or peer universe of funds, as applicable, including supplemental data independently prepared by Brookfield; (c) information on the profitability of Brookfield; (d) information relating to economies of scale; (e) information about Brookfield’s general compliance policies and procedures and the services it provides in connection with its oversight of Schroders; (f) information on Brookfield’s and Schroders’ risk management processes; (g) information regarding brokerage and soft dollar practices; and (h) information about the key personnel of Brookfield and Schroders that are involved in the investment management, administration, compliance and risk management activities with respect to the Fund, as well as current and projected staffing levels and compensation practices.
In determining whether to approve the continuation of the Agreements, the Board, including the Independent Directors, considered at the Meeting, and from time to time, as appropriate, factors that it deemed relevant. The following discusses the primary factors relevant to the Board’s decision.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES TO BE PROVIDED BY THE ADVISER AND SUB-ADVISER. The Board, including the Independent Directors, considered the nature, extent and quality of services provided by Brookfield. The Board noted that such services include acting as investment manager and adviser to the Fund, managing the daily business affairs of the Fund, and obtaining and evaluating economic, statistical and financial information to formulate and implement investment policies. Additionally, the Board observed that Brookfield provides office space, bookkeeping, accounting, legal and compliance services, clerical and administrative services and has authorized its officers and employees, if elected, to serve as officers or Directors of the Fund without compensation. The Board also noted that Brookfield is also responsible for the coordination and oversight of the Fund’s third-party service providers, including Schroders. In addition to the quality of the advisory services provided by Brookfield, the Board considered the quality of the administrative and other services provided by Brookfield to the Fund pursuant to the Advisory Agreement.
In connection with the services provided by Brookfield, the Board analyzed the structure and duties of Brookfield’s fund administration and accounting, operations and its legal and compliance departments to determine whether they are adequate to meet the needs of the Fund. The Board also considered the personnel responsible for providing advisory services to the Fund and other key personnel of Brookfield, in addition to the current and projected staffing levels and compensation practices. The Board concluded, based on the Directors’ experience and interaction with Brookfield, that: (i) Brookfield would continue to be able to retain high quality personnel; (ii) Brookfield has exhibited a high level of diligence and attention to detail in carrying out its advisory and other responsibilities under the Advisory Agreement; (iii) Brookfield has been responsive to requests of the Board; and (iv) Brookfield has kept the Board apprised of developments relating to the Fund and the industry in general.
The Board’s conclusion was based, in part, upon the following: (i) a comprehensive description of the investment advisory and other services provided to the Fund; (ii) a list of personnel who furnish such services and a description of their duties and qualifications; (iii) performance data with respect to the Fund, including comparable
2020 Semi-Annual Report35

BROOKFIELD REAL ASSETS INCOME FUND INC.
Board Considerations Relating to the Investment Advisory and Sub-Advisory Agreements (Unaudited)
(continued)

investment companies and accounts managed by Brookfield; (iv) standardized industry performance data with respect to comparable investment companies and the performance of appropriate recognized indices; (v) recent financial statements of Brookfield; (vi) Brookfield’s culture of compliance and its commitment to compliance generally, as well as its risk management processes and attention to regulatory matters; and (vii) Brookfield’s reputation and its experience serving as an investment adviser and the experience of the team of portfolio managers that manages the Fund, as well as its experience serving as an investment adviser to other investment funds and institutional clients. The Board also reviewed Brookfield’s compliance and regulatory history and noted that there were no material regulatory or compliance issues that would potentially impact Brookfield from effectively serving as the investment adviser to the Fund. The Board concluded that the nature, extent and quality of the overall services provided under the Advisory Agreement were reasonable and appropriate in relation to the management fee and that the quality of services continues to be high.
The Board also considered the nature, extent and quality of subadvisory services provided by Schroders to the Fund. The Board observed the Sub-Adviser’s responsibilities in relation to the Fund, including the provision of investment advisory services to the Fund, compliance with the Fund's policies and investment objective, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Fund. The Board also considered the Sub-Adviser's risk assessment and monitoring processes. The Board considered the Sub-Adviser's current level of staffing and its overall resources, which are needed to attract and retain highly qualified investment professionals. The Board reviewed the Sub-Adviser's history and investment experience, as well as information regarding the investment personnel who provide services to the Fund. The Board also evaluated the expertise and performance of the personnel who oversee compliance with the Fund's investment restrictions and other requirements. Additionally, the Board considered certain information in relation to the Sub-Adviser’s portfolio managers, as well as the Board’s familiarity of the portfolio managers by virtue of their prior employment as investment personnel at the Adviser. The Board also recognized the Sub-Adviser's reputation and experience in serving as an investment adviser to other funds and accounts, and considered its investment processes and philosophy. The Board took into account that the Sub-Adviser's responsibilities include the development and maintenance of investment programs for a sleeve of the Fund that is consistent with the Fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed the Schroder’s compliance and regulatory history and noted that there were no material regulatory or compliance issues that would potentially impact Schroders from effectively serving as the investment subadviser to the Fund. Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of the overall services provided by the Sub-Adviser were satisfactory and that it was reasonable to conclude that the Sub-Adviser would continue to provide high quality investment services to the Fund.
THE PERFORMANCE OF THE FUND, THE ADVISER, AND THE SUB-ADVISER. The Board, including the Independent Directors, also considered the investment performance of the Adviser and the Sub-Adviser. The Board noted that it regularly reviews the performance of the Fund throughout the year. The Board further noted that, while it monitors performance of the Fund closely, it generally attaches more importance to performance over relatively long periods of time, typically three to five years. The Board considered the investment performance of the Fund in view of its importance to stockholders. In connection with this review, the Board received information regarding the investment performance of the Fund as compared to a group of funds with investment classifications and/or objectives comparable to those of the Fund and to an appropriate index or combination of indices identified by Broadridge (“Peer Universe”), as well as a focused peer group identified by Brookfield (“Peer Group”). In addition, the Board considered supplemental performance information that provided strategy level performance returns over longer periods as compared to the Fund’s performance information since inception. The Board was provided with a description of the methodology used by Broadridge to select the funds included in the Peer Universe. At the Meeting, management discussed the methodology used by Brookfield to select the funds included in the Peer Group. The performance information was presented for the periods ended March 31, 2020. The Board noted that the Fund’s performance was below the median of its Peer Universe for the one-, two- and three-year periods (in the fifth quintile for the one-year period, and in the fourth quintile for the two- and three-year periods).
36Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.
Board Considerations Relating to the Investment Advisory and Sub-Advisory Agreements (Unaudited)
(continued)

The Board also noted that the Fund underperformed its Broadridge Index for all periods. The Board further noted that the Fund’s performance was below the median of its Peer Group for the quarter ended March 31, 2020 and the one-, two-year and three-year periods and since inception. The Board noted management’s discussion of the Fund’s performance, including management’s continued monitoring and review of the Fund, and concluded that the Fund’s performance was being addressed.
THE COST OF THE ADVISORY AND SUB-ADVISORY SERVICES, AND THE PROFITABILITY TO THE ADVISER, ITS AFFILIATES, AND TO THE SUB-ADVISER FROM THEIR RELATIONSHIP WITH THE FUND. The Board also received information regarding the management fees to be paid by the Fund to Brookfield pursuant to the Advisory Agreement and the fees paid by Brookfield to Schroders pursuant to the Sub-Advisory Agreement. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided and any potential additional benefits to be received by Brookfield, Schroders or their affiliates in connection with providing such services to the Fund.
To assist in analyzing the reasonableness of the management fee for the Fund, the Board received reports independently prepared by Broadridge. The reports showed comparative fee and expense information for the Fund’s expense group (“Expense Group”) and expense universe (“Expense Universe”), including rankings within each category, as determined by Broadridge. Brookfield identified the funds eligible for inclusion in the Expense Group. In considering the reasonableness of the management fee to be paid by the Fund to Brookfield, the Board was presented with a number of expense comparisons, including: (i) contractual and actual management fees; and (ii) actual total operating expenses. The Board acknowledged that it was difficult to make precise comparisons with other funds in the Expense Group and Expense Universe since the exact nature of services provided under the various fund agreements is often not apparent. The Board noted, however, that the comparative fee information provided by Broadridge as a whole was useful in assessing whether Brookfield was providing services at a cost that was competitive with other, similar funds. The Fund’s fee and expense rankings are discussed below relative to the median of the applicable expense grouping. In reviewing the expense rankings, the Board noted that a fund with fees and expenses that were below the median had fees and expenses that were less than the median fees and expenses of its peer group, while a fund with fees and expenses that were above the median had fees and expenses that were higher than the median fees and expenses of its peer group. The Board also noted that for those funds whose fees or expenses were higher than the median, the specific quintile rankings were reflected with respect to the relevant above-median fee or expense categories (unless quintile rankings were not provided by Broadridge, in which case fund rankings are provided). The Board then noted that for purposes of the quintile rankings, higher fees and expenses result in a higher quintile ranking, with the first quintile corresponding to low fees and expenses and the fifth quintile corresponding to high fees and expenses. Similarly, the Board noted that the fund with the lowest expenses is ranked first and the fund with the highest expenses is ranked last within the applicable expense grouping. The Board considered that the Fund’s contractual management fees at common asset levels ($1,100 million) were above the median of its Expense Group (in the fourth quintile). The Board also considered that the Fund’s actual total expenses for common and leveraged assets were above the median of its Expense Group and Expense Universe (each in the fourth quintile). The Board noted that the Fund’s actual total expenses for only common assets were below the median of its Expense Group (in the second quintile) and above the median of its Expense Universe (in the third quintile). The Board also noted that the Fund’s actual total expenses excluding investment related expenses and taxes for common and leveraged assets were above the median of its Expense Group and Expense Universe (each in the fifth quintile). The Board further noted that the Fund’s actual total expenses excluding investment related expenses and taxes for only common assets were above the median of its Expense Group and Expense Universe (each in the fourth quintile). The Board also noted that the Fund’s actual management fees for common and leveraged assets were above the median of its Expense Group (in the fourth quintile) and Expense Universe (in the fifth quintile). The Board then noted that the Fund’s actual management fees for only common assets were above the median of its Expense Group (in the fourth quintile) and Expense Universe (in the fifth quintile). The Board further noted that the Fund’s actual non-management expenses for common and leveraged assets were above the median of its Expense Group (in the third quintile) and below the median of its Expense Universe (in the second quintile). The Board also considered that the Fund’s actual non-management expenses for only common assets were above the median of its Expense Group (in the third quintile) and below the median of its Expense Universe (in the second quintile).
2020 Semi-Annual Report37

BROOKFIELD REAL ASSETS INCOME FUND INC.
Board Considerations Relating to the Investment Advisory and Sub-Advisory Agreements (Unaudited)
(continued)

The Board then noted that the Fund’s investment related expenses and taxes for common and leveraged assets were below the median of its Expense Group (in the second quintile) and Expense Universe (in the second quintile). The Board also noted that the Fund’s investment related expenses and taxes for only common assets were below the median of its Expense Group (in the first quintile) and Expense Universe (in the second quintile). The Board noted management’s discussion regarding the Fund’s expenses.
The Board was also asked to consider the management fees received by Brookfield with respect to other funds and accounts with similar investment strategies to the Fund, which include institutional and separately managed accounts. In comparing these fees, the Board considered certain differences between these accounts and the Fund, including the broader and more extensive scope of services provided to the Fund in comparison to institutional or separately managed accounts; the greater financial, regulatory and reputational risks in managing the Fund; and the impact on Brookfield and expenses associated with the more extensive regulatory regime to which the Fund is subject as compared to institutional or separately managed accounts.
The Board also considered Brookfield’s profitability and the benefits Brookfield and its affiliates received from its relationship with the Fund. The Board received a memorandum and reviewed financial information relating to Brookfield’s financial condition and profitability with respect to the services it provided to the Fund and considered how profit margins could affect Brookfield’s ability to attract and retain high quality investment professionals and other key personnel. In this regard, the Board reviewed the Fund’s profitability analysis addressing the overall profitability of Brookfield in connection with its management of the Brookfield Fund Complex,2 as well as its expected profits and that of its affiliates for providing administrative support for the Fund. In analyzing Brookfield’s profitability, particular attention was given to the allocation of the direct and indirect costs of the resources and expenses in managing the Fund, as well as the non-Fund and non-advisory business activities. The Board further noted that the methodology followed in allocating costs to the Fund appeared reasonable, while also recognizing that allocation methodologies are inherently subjective. The Board concluded that the expected profitability to the Adviser from the Fund was reasonable.
With respect to Schroders, the Board reviewed its financial information and considered whether Schroders had the financial resources necessary to attract and retain high quality investment management personnel and to provide a high quality of services. Additionally, the Board considered the reasonableness of the management fee payable under the Sub-Advisory Agreement, and took into account that the fee was consistent with management fees that Schroders charged to comparable funds. In considering the expected profitability to Schroders in connection with its relationship to the Fund, the Board noted that the fees under the Sub-Advisory Agreement are paid by Brookfield out of the management fees that it receives under the Advisory Agreement. As a result, the Board noted that Fund stockholders are not directly impacted by those fees. In considering the reasonableness of the fees payable by Brookfield to Schroders, the Board relied on the ability of Brookfield to negotiate the Sub-Advisory Agreement and the fees thereunder at arm's length with an unaffiliated third-party service provider. Consequently, Schroders’ profitability from its relationship with the Fund was not considered a material factor by the Board.
The Board concluded that Brookfield and Schroders had the financial resources necessary to perform their obligations under the Agreements and to continue to provide the Fund with the high quality services that they had provided in the past. The Board also concluded that the management fee and subadvisory fee were reasonable in light of the factors discussed above.
THE EXTENT TO WHICH ECONOMIES OF SCALE WILL BE REALIZED AS THE FUND GROWS AND WHETHER FEE LEVELS REFLECT THOSE ECONOMIES OF SCALE. The Board, including the Independent Directors, considered whether stockholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Fund. The Board considered that as a result of being part of the Brookfield Fund Complex, the constituent funds, including the Fund, share common resources and may share certain expenses, and if the size of the complex increases, each fund could incur lower expenses than they otherwise would achieve as stand-alone entities. The Board did not review specific information regarding whether there have been economies of scale with respect to Schroders’ management of the Fund because it regards that information as less relevant at the subadviser level. Rather, the Board considered information
38Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.
Board Considerations Relating to the Investment Advisory and Sub-Advisory Agreements (Unaudited)
(continued)

regarding economies of scale in the context of the renewal of the Advisory Agreement and concluded that the management fee structure, including the amount of management fees retained by Brookfield, was reasonable in light of the factors discussed above.
OTHER FACTORS. In consideration of the Advisory Agreement, the Board also received information regarding Brookfield’s brokerage and soft dollar practices. The Board considered that Brookfield is responsible for decisions to buy and sell securities for the Fund, selection of broker-dealers and negotiation of commission rates. The Board noted that it receives reports from Brookfield that include information on brokerage commissions and execution throughout the year. The Board also considered the benefits Brookfield derives from its soft dollar arrangements, including arrangements under which brokers provide brokerage and/or research services to Brookfield in return for allocating brokerage. The Board then considered other benefits that may be realized by Brookfield and its affiliates, and Schroders from their relationship with the Fund. Among them, the Board recognized the opportunity to provide advisory services to additional funds and accounts and reputational benefits. The Board concluded that the benefits that may accrue to each by virtue of the advisory relationship to the Fund were fair and reasonable in light of the costs of providing investment advisory services to the Fund and the ongoing commitment of Brookfield and Schroders to the Fund.
CONCLUSION. After a full and complete discussion, the Board approved the Agreements, each for a successive one-year period. Based upon their evaluation of all these factors in their totality, the Board, including the Independent Directors, was satisfied that the terms of the Agreements were fair and reasonable and in the best interests of the Fund and the Fund’s stockholders. In arriving at a decision to approve the Advisory Agreement and Sub-Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and each Independent Director may have attributed different weights to different factors. The Independent Directors were also assisted by the advice of independent legal counsel in making this determination.
1 On March 13, 2020, in response to the potential effects of coronavirus disease 2019 (COVID-19), the Securities and Exchange Commission (the “SEC”) issued an order pursuant to its authority under Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “Investment Company Act” or “Act”) granting exemptions from certain provisions of that Act and the rules thereunder, including temporary exemptive relief from in-person board meeting requirements to cover the approval of advisory contracts. The SEC has provided temporary exemptive relief for registered management investment companies and any investment adviser or principal underwriter of such companies, in circumstances related to the current or potential effects of COVID-19, from the requirements imposed under sections 15(c) and 32(a) of the Investment Company Act and Rules 12b-1(b)(2) and 15a-4(b)(2)(ii) under the Investment Company Act that votes of the board of directors of the registered management investment company be cast in person. The relief is subject to conditions described in the SEC’s order.
2 The Brookfield Fund Complex is comprised of the Fund, Brookfield Investment Funds (7 series of underlying portfolios), and Center Coast Brookfield MLP & Energy Infrastructure Fund (NYSE: CEN) (the “Brookfield Fund Complex”)
2020 Semi-Annual Report39

BROOKFIELD REAL ASSETS INCOME FUND INC.
Dividend Reinvestment Plan (Unaudited)

A Dividend Reinvestment Plan (the “Plan”) is available to shareholders of the Fund pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by American Stock Transfer & Trust Company (the “Plan Agent”) in additional Fund shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund’s Custodian, as Dividend Disbursing Agent.
The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, payable in cash, if (1) the market price is lower than the net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If the net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Directors precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Fund’s shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.
Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.
There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for handling the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions.
The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.
A brochure describing the Plan is available from the Plan Agent, by calling 1-800-937-5449.
If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.
40Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.
Joint Notice of Privacy Policy (Unaudited)

Brookfield Public Securities Group LLC (“PSG”), on its own behalf and on behalf of the funds managed by PSG and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information (“Personal Information”) at all times. This privacy policy (“Policy”) describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.
If you hold shares of a Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.
WHAT INFORMATION DO WE COLLECT?
We collect the following Personal Information about you:
•	Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.
•	Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.
•	Information we may receive from our due diligence, such as your creditworthiness and your credit history.
WHAT IS OUR PRIVACY POLICY?
We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;
•	Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);
•	Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);
•	Other organizations, with your consent or as directed by you; and
•	Other organizations, as permitted or required by law (e.g. for fraud protection)
When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.
HOW DO WE PROTECT CLIENT INFORMATION?
We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.
CONTACT INFORMATION
For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.
2020 Semi-Annual Report41

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Corporate Information

Investment Adviser and Administrator
Brookfield Public Securities Group LLC
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
www.brookfield.com
Please direct your inquiries to:
Investor Relations
Phone: 1-855-777-8001
E-mail: publicsecurities.enquiries@brookfield.com
Sub-Adviser
Schroder Investment Management North America Inc.
875 Third Avenue, 22nd Floor
New York, New York 10022-6225
Transfer Agent
Shareholder inquiries relating to distributions, address changes and shareholder account information should be directed to the Fund’s transfer agent:
American Stock Transfer & Trust Company
6201 15th Avenue
Brooklyn, New York 11219
1-800-937-5449
Fund Accounting Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Sub-Administrator
U.S. Bancorp Fund Services, LLC
1201 South Alma School Road, Suite 3000
Mesa, Arizona 85210
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606
Legal Counsel
Paul Hastings LLP
200 Park Avenue
New York, New York 10166
Custodian
U.S. Bank National Association
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212
Filing Administrator
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202
Directors of the Fund
Edward A. Kuczmarski	Chairman
Louis P. Salvatore	Audit Committee Chairman
Heather S. Goldman	Director
Stuart A. McFarland	Director
David W. Levi	Director (Interested)

Officers of the Fund
Brian F. Hurley	President
Angela W. Ghantous	Treasurer
Casey P. Tushaus	Assistant Treasurer
Mohamed S. Rasul	Assistant Treasurer
Thomas D. Peeney	Secretary
Adam R. Sachs	Chief Compliance Officer

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov.
You may obtain a description of the Fund’s proxy voting policies and procedures, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-855-777-8001, or go to the SEC’s website at www.sec.gov.

Brookfield Public Securities Group LLC
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
1-855-777-8001
www.brookfield.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which stockholders may recommend nominees to the Registrant’s Board of Directors that were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by 22(b)(16)) of Schedule 14A (17 CFR 240.14a- 101), or this Item 10.

Item 11. Controls and Procedures.

(a)          The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b)          As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1)     None.

(2)     A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

(3)    Not applicable.

(b)         A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

(4)    Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BROOKFIELD REAL ASSETS INCOME FUND INC.

By:	/s/ Brian F. Hurley
Brian F. Hurley President and Principal Executive Officer

Date: August 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Brian F. Hurley
Brian F. Hurley President and Principal Executive Officer

Date: August 28, 2020

By:	/s/ Angela W. Ghantous
Angela W. Ghantous Treasurer and Principal Financial Officer

Date: August 28, 2020